SunAmerica Equity Funds

Prospectus

2019

aig.com/funds

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica Asset Management, LLC (“SunAmerica”) collects nonpublic personal information about you from the following sources:

•    Information we receive from you on applications or other forms; and

•    Information about your AIG funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

•    SunAmerica received your prior written consent;

•    SunAmerica believes the recipient is your authorized representative;

•    SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

•    SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

January 28, 2019	PROSPECTUS

AIG International Dividend Strategy Fund

AIG Japan Fund

Class	AIG International Dividend Strategy Fund: Ticker Symbols	AIG Japan Fund: Ticker Symbols

A Shares	SIEAX	SAESX

C Shares	SIETX	SAJCX

W Shares	SIEWX	SAJWX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800-858-8850 or contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Highlights: AIG International Dividend Strategy Fund

INVESTMENT GOAL

The investment goal of the AIG International Dividend Strategy Fund (the “International Dividend Strategy Fund” or the “Fund”) is total return (including capital appreciation and current income).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class W shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the AIG fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 13 of the Fund’s Prospectus, in the “Financial Intermediary-Specific Sales Charge Waiver Policies” section on page A-1 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 53 of the Fund’s statement of additional information (“SAI”).

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None

Maximum Account Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and/or Service (12b-1) Fees	0.35%	1.00%	—

Other Expenses	0.61%	0.67%	0.92%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursement/(Recoupment)	1.96%	2.67%	1.92%

Fee Waivers and/or Expense Reimbursement/(Recoupment)(2),(3)	0.06%	0.12%	0.22%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement/(Recoupment)(2),(3)	1.90%	2.55%	1.70%

(1)

Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 13-15 of the Prospectus for more information about the CDSCs.

(2)

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.90%, 2.55% and 1.70% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees (the “Board”), including a majority of the trustees of the Board who are not “interested persons” of SunAmerica Equity Funds as defined in the Investment Company Act of 1940, as amended.

(3)

Any contractual waivers and/or reimbursements made by SunAmerica pursuant to the Expense Limitation Agreement are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the limitation in effect at the time the waivers and/or reimbursements occurred or (b) the current expense limitation of that share class.

2

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class W shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AIG International Dividend Strategy Fund
Class A Shares	$757	$1,138	$1,542	$2,669
Class C Shares	358	794	1,355	2,885
Class W Shares	173	536	923	2,009

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
AIG International Dividend Strategy Fund
Class A Shares	$757	$1,138	$1,542	$2,669
Class C Shares	258	794	1,355	2,885
Class W Shares	173	536	923	2,009

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund’s principal investment strategies are value and international investing. The value oriented philosophy to which the Fund partly subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria are usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have been generally overlooked by the market. The strategy of international investing involves investing substantially all of the Fund’s assets in foreign (non-U.S.) securities (“foreign securities”).

The principal investment technique of the Fund is to employ a “buy and hold” strategy with approximately 50 to 100 high dividend yielding equity securities selected annually from the Morgan Stanley Capital International All Country World Index ex-U.S. Index (“MSCI ACWI ex-U.S. Index”). At least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in dividend yielding equity securities.

The Fund expects to invest primarily in common stocks, and to a lesser extent, preferred stocks, and may invest in companies of any size. In addition, the Fund is not limited in the amount it may invest in any one country, and its investments may include securities of emerging markets.

The selection criteria used by the Fund’s portfolio managers to identify high dividend yielding equity securities from the MSCI ACWI ex-U.S. Index will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Certain stocks in the MSCI ACWI ex-U.S. Index may be excluded as a result of liquidity screens applied during the selection process. The number of securities selected each year for inclusion in the Fund’s portfolio will be determined at the discretion of the portfolio managers and will depend on, among other things, the impact that the number of securities held is expected to have on the potential for overall dividend yield in the portfolio, as well as market conditions. While the securities selection process will take place on an annual basis, the portfolio managers may, from time to time, substitute certain securities for those selected for the Fund or reduce the position size of a portfolio security in between the annual rebalancings under certain limited circumstances. These circumstances will generally include where a security held by the Fund no longer meets the dividend yield criteria, when the value of a security becomes a disproportionately large percentage of the Fund’s holdings, or when the size of the Fund’s position in the security has the potential to create market liquidity or other issues in connection with the annual rebalancing or efficient management of the Fund, each at the discretion of the portfolio managers.

3

Fund Highlights: AIG International Dividend Strategy Fund

The Fund will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The next annual consideration of the securities that meet the selection criteria will take place on or about October 1, 2019. Immediately after the Fund buys and sells securities in connection with the Fund’s annual rebalancing, it will hold approximately an equal value of each of the 50 to 100 securities. For example, the Fund would invest about 1/50th of its assets in each of the securities that make up its portfolio if the Fund were to select 50 securities. Thereafter, when an investor purchases shares of the Fund, the Adviser will generally invest additional funds in the pre-selected securities based on each security’s respective percentage of the Fund’s assets at the time.

The Fund employs a strategy to hold securities between its annual rebalancing, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally. Due to changes in the market value of the securities held by the Fund, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there can be no assurance that the Fund’s investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Market Volatility and Securities Selection. The Fund invests significantly in equity securities. As with any equity fund, the value of your investment in the Fund may fluctuate in response to stock market movements. In addition, the performance of the Fund may be subject to greater fluctuation when a smaller number of securities are held by the Fund and thus, the Fund’s risk may increase when it holds closer to 50 securities rather than closer to 100 securities. You should be aware that the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.

International Investing. When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities and are subject to settlement practices and regulatory and financial reporting standards that differ from those in the U.S. Also, while the Fund seeks to invest in a wide range of countries, volatility in a single country or region in which the Fund invests a significant portion of its assets may affect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Small- and Mid-Market Capitalization. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Disciplined Strategy. The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund generally will not use certain hedging techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

Preferred Stock. The value of preferred stock will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stock is also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stock may have significantly less liquidity than many other securities, such as U.S. Government securities, corporate debt and common stock.

4

PERFORMANCE INFORMATION*

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and the table compares the Fund’s average annual returns to those of the MSCI ACWI ex-U.S. Index (Net), a broad measure of market performance. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850, ext. 6003.

INTERNATIONAL DIVIDEND STRATEGY FUND     (Class A)

During the period shown in the Bar Chart, the highest return for a quarter was 26.57% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.00% (quarter ended September 30, 2011).

Average Annual Total Returns (as of the periods ended December 31, 2018)	Past One Year	Past Five Years	Past Ten Years	Class W Shares (Since Inception 01/29/15)

Class A	-23.18%	-6.55%	-0.07%	N/A

Class C	-19.76%	-6.05%	-0.15%	N/A

Class W	-18.42%	N/A	N/A	-3.53%

Return After Taxes on Distributions (Class A)	-23.60%	-6.96%	-0.34%	N/A

Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	-13.05%	-4.55%	0.27%	N/A

MSCI ACWI ex-U.S. Index (Net)	-14.20%	0.68%	6.57%	1.55%

*

Effective July 2, 2012, the name of the Fund was changed to the SunAmerica International Dividend Strategy Fund (n/k/a AIG International Dividend Strategy Fund) and certain corresponding changes were made to the Fund’s investment strategy and techniques. Prior to this date, the Fund was managed as an international equity fund and employed a different strategy. The performance shown prior to July 2, 2012, represents the performance of the Fund as an international equity fund. Accordingly, this performance information does not reflect the management of the Fund in accordance with its current investment strategy and techniques.

[1]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

INVESTMENT ADVISER

The Fund’s investment adviser is SunAmerica.

5

Fund Highlights: AIG International Dividend Strategy Fund

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Fund Since	Title

Timothy Pettee	2013	Lead Portfolio Manager, and Chief Investment Officer / Chief Investment Strategist/ Senior Vice President at SunAmerica

Andrew Sheridan	2013	Co-Portfolio Manager and Senior Vice President at SunAmerica

Timothy Campion	2012	Co-Portfolio Manager and Senior Vice President at SunAmerica

For important information about purchases and sales of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 12 of the Prospectus.

6

Fund Highlights: AIG Japan Fund

INVESTMENT GOAL

The investment goal of the AIG Japan Fund (the “Japan Fund” or the “Fund”) is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class W shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the AIG fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 13 of the Fund’s Prospectus, in the “Financial Intermediary-Specific Sales Charge Waiver Policies” section on page A-1 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 53 of the Fund’s statement of additional information (“SAI”).

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None

Maximum Account Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.15%	1.15%	1.15%

Distribution and/or Service (12b-1) Fees	0.35%	1.00%	—

Other Expenses	0.96%	1.10%	3.30%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursement	2.46%	3.25%	4.45%

Fee Waivers and/or Expense Reimbursement(2),(3)	0.56%	0.70%	2.75%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement(2),(3)	1.90%	2.55%	1.70%

(1)

Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 13-15 of the Prospectus for more information about the CDSCs.

(2)

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.90%, 2.55% and 1.70% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees (the “Board”), including a majority of the trustees of the Board who are not “interested persons” of SunAmerica Equity Funds as defined in the Investment Company Act of 1940, as amended.

(3)

Any contractual waivers and/or reimbursements made by SunAmerica pursuant to the Expense Limitation Agreement are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the limitation in effect at the time the waivers and/or reimbursements occurred or (b) the current expense limitation of that share class.

7

Fund Highlights: AIG Japan Fund

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class W shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AIG Japan Fund
Class A Shares	$757	$1,138	$1,542	$2,669
Class C Shares	358	794	1,355	2,885
Class W Shares	173	536	923	2,009

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
AIG Japan Fund
Class A Shares	$757	$1,138	$1,542	$2,669
Class C Shares	258	794	1,355	2,885
Class W Shares	173	536	923	2,009

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY AND TECHNIQUES OF THE FUND

The Fund’s principal investment strategy is country-specific investing. The strategy of country-specific investing involves investing in securities that focus on a particular country.

The principal investment technique of the Fund is active trading of securities of Japanese issuers and other investments that are tied economically to Japan (“Japanese companies”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in Japanese companies. The Fund will invest primarily in common stocks and may invest in securities of companies of any size. The Fund may also invest in other equity securities, which include, without limitation, preferred stock, convertible securities, depositary receipts, rights and warrants.

In selecting investments for the Fund, the Fund’s subadviser, Wellington Management Company LLP (“Wellington Management”), will employ a contrarian investment process, which is based on valuation and behavioral finance principles applied to overlooked and misunderstood companies. In particular, the investment process incorporates traditional assessments of financial strength and management credibility with a disciplined approach to determining the current state of investor sentiment toward each industry and securities within the investment universe. The primary principle behind this process is that markets overreact to unexpected negative news, causing share prices to deeply undervalue near-term information.

The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there can be no assurance that the Fund’s investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Market Volatility and Securities Selection. The Fund invests significantly in equity securities. As with any equity fund, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen. In addition, individual securities selected for the Fund may

8

underperform the market generally. Moreover, while the Fund will seek to invest in securities that Wellington Management believes are misunderstood in the market or out-of-favor, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be attractively valued may actually be appropriately priced.

Geographic Concentration. Because the Fund concentrates its investments in Japan, the Fund’s performance is expected to be closely tied to social, political and economic conditions of that country. As a result, the Fund is likely to be more volatile than more geographically diverse international funds.

Japan Exposure. The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. Japan has experienced natural disasters of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

International Investing. When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities and are subject to settlement practices and regulatory and financial reporting standards that differ from those in the U.S. In addition, the Fund’s performance may be affected by the broader Asian region, which includes emerging markets. Emerging markets are typically more volatile than more developed markets.

Small- and Mid-Market Capitalization. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Active Trading. As part of the Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

9

Fund Highlights: AIG Japan Fund

PERFORMANCE INFORMATION*

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and the table compares the Fund’s average annual returns to those of the Morgan Stanley Capital International (“MSCI”) Japan Index (Net), a broad measure of market performance. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850, ext. 6003.

JAPAN FUND (Class A)

During the period shown in the Bar Chart, the highest return for a quarter was 23.54% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.92% (quarter ended September 30, 2011).

Average Annual Total Returns (as of the periods ended December 31, 2018)	Past One Year	Past Five Years	Past Ten Years	Class W Shares (Since Inception 04/20/17)

Class C	-21.93%	1.26%	6.10%	N/A

Class W	-20.48%	N/A	N/A	-2.73%

Class A	-25.23%	0.76%	6.20%	N/A

Return After Taxes on Distributions (Class A)	-28.02%	-1.27%	4.39%	N/A

Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	-13.45%	0.19%	4.75%	N/A

MSCI Japan Index (Net)	-12.88%	3.06%	5.33%	2.29%

*

Effective January 27, 2012, the name of the Fund was changed to the SunAmerica Japan Fund (n/k/a AIG Japan Fund) and certain corresponding changes were made to the Fund’s investment strategy and techniques. Prior to this date, the Fund was managed as an international small-cap fund. The performance shown prior to January 27, 2012 represents the performance of the Fund as an international small-cap fund. Accordingly, this performance information does not reflect the management of the Fund in accordance with its current investment strategy and techniques.

[1]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

INVESTMENT ADVISER AND SUBADVISER

The Fund’s investment adviser is SunAmerica. The Fund is subadvised by Wellington Management.

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PORTFOLIO MANAGER

Name	Portfolio Manager of the Fund Since	Title

Jun Y. Oh	2012	Senior Managing Director and Portfolio Manager affiliated with Wellington Management and located outside the U.S.

For important information about purchases and sales of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 12 of the Prospectus.

11

Important Additional Information

PURCHASE AND SALE OF FUND SHARES

Each Fund’s initial investment minimums generally are as follows:

	CLASS A AND CLASS C SHARES	CLASS W SHARES
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.	$50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A

You may purchase or sell shares of each Fund each day the New York Stock Exchange is open. Purchase and redemption requests are executed at the Fund’s next net asset value to be calculated after the Fund or its agents receive your request in good order. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (AIG Funds, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (AIG Funds, 430 West 7th Street, Suite 219186, Kansas City, MO 64105-1407), or via the Internet at www.aig.com/funds.

TAX INFORMATION

Each Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

Shareholder Account Information

SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this Prospectus, which may include: Class A, Class C and Class W shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

Class A	Class C	Class W

• Front-end sales charges, as described below. There are several ways to reduce these charges, also described on page 14. • Lower annual expenses than Class C shares.

•   No front-end sales charges, all your money goes to work for you right away.

•   Higher annual expenses than Class A shares.

•   Deferred sales charge on shares you sell within twelve months of purchase, as described on page 14.

•   Automatic conversion to Class A shares approximately ten years after purchase.

•   Offered through (i) advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund’s principal underwriter, whose use of Class W shares will depend on the structure of the particular advisory fee-based program, and (ii) brokerage platforms of financial intermediaries that have entered into an agreement with the Fund’s principal underwriter to offer such shares solely when acting as agent for the investor.

•   No sales charges.

•   Lower annual expenses than Class A or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:

	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*	Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more: Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share (“NAV”), without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

13

Shareholder Account Information

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or a reduction in sales charges under the programs described below, the shareholder must notify the Funds’ transfer agent (the “Transfer Agent”) (or financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under “Information and records to be provided to the Fund.”

The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares through a financial intermediary or directly through a Fund. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers and reductions or CDSC waivers, as referenced below. For waivers and reductions not available through a particular financial intermediary, shareholders will have to purchase Fund shares through another financial intermediary or directly through a Fund to receive these waivers or reductions. Please see the section entitled “Financial Intermediary-Specific Sales Charge Waiver Policies” on page A-1 of this Prospectus for additional information about sales charge waivers and reductions that may be available to you.

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. Each Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned, provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other fund or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Funds reserve the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fund shares in fee-based investment programs under an agreement with AIG Capital Services, Inc. (“ACS” or the “Distributor”). The financial planner, financial institution or broker-dealer must have a supplemental selling agreement with ACS and charge its client(s) an advisory fee based on the assets under management on an annual basis.

•

Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans that offer a Fund as an investment vehicle, including qualified and nonqualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs.

•	Current or retired officers and Trustees of the Trust, and full-time employees of SunAmerica and its affiliates, as well as family members of the foregoing.

•	Selling brokers and their employees and sales representatives and their families (i.e., members of a family unit comprised of husband, wife, and minor children).

•	Registered management investment companies that are advised by SunAmerica.

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•

Financial intermediaries who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through self-directed investment brokerage accounts, that may or may not charge a transaction fee to its customers.

Waivers for Certain Investors for Class C Shares. Under the following circumstances, the CDSC may be waived on redemption of Class C Shares. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•	Within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint tenancy accounts only).

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG Fund Services, Inc. (“AFS” or the “Servicing Agent”) serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1⁄2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers for Certain Investors for Class A shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Sales Charge Arrangements and Waivers. The Funds and ACS offer other opportunities to purchase shares without sales charges under the programs described below. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from a Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the NAV in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by ACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of the Funds may be exchanged for the same class of shares of one or more other retail funds distributed by ACS at NAV at the time of exchange. Please refer to “Additional Investor Services” in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Funds’ SAI, shareholders may exchange their shares (i) from Class A or Class C shares of a Fund into Class W shares of the same Fund and (ii) from Class W shares of a Fund into Class A shares of the same Fund. Please refer to “Exchange Privilege” in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

•

Reinstatement Privilege. Within one year of a redemption of certain Class A and Class C shares of a Fund, the proceeds of the sale may be invested in the same share class of any Fund or in the same share class of any other retail fund distributed by ACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to the Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.aig.com/funds. The section entitled “Financial Intermediary-Specific Sales Charge Waiver Policies” on page A-1 of this Prospectus and the Funds’ SAI also contain additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class W) of each Fund has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plans”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to ACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, ACS is paid a fee of 0.15% of average daily net assets of Class W shares in compensation for providing additional shareholder services to Class W shareholders.

15

Shareholder Account Information

OPENING AN ACCOUNT (Classes A and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month.

The minimum subsequent investments for the Funds are as follows:

•	non-retirement account: $100

•	retirement account: $25

•	The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on the next page. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will not be considered to be in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Funds reserve the right to redeem the shares purchased and close the account. If a Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

If you invest in a Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based fee or other fees for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about applicable fees.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Funds directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Funds (toll free) at (800) 858-8850.

16

HOW TO BUY SHARES (Classes A and C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution. Your Financial Institution will place your order on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under “Adding to an Account.” The Funds will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Funds or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Funds or their agents as described below under “Opening an Account.”

Buying Shares Through the Funds

Opening an Account	Adding to an Account

By check

•  Make out a check for the investment amount, payable to the Fund or to AIG Funds. An account cannot be opened with a Fund check.

•  Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

AIG Funds

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG Funds

430 W 7th St, STE 219186

Kansas City, MO 64105-1407

•  All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•  Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•  Make out a check for the investment amount, payable to the Fund or to AIG Funds. Shares cannot be purchased with a Fund check.

•  Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

•  Indicate the Fund and account number in the memo section of your check.

•  Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

AIG Funds

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG Funds

430 W 7th St, STE 219186

Kansas City, MO 64105-1407

17

Shareholder Account Information

By wire

•  Fax your completed application to AIG Fund Services, Inc. at 816-218-0519.

•  Obtain your account number by calling Shareholder Services at 800-858-8850.

•  Instruct your bank to wire the amount of your investment to:

DST Asset Manager Solutions, Inc.

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (include name of Fund and share class).

FBO: (include account number and name(s) in which the acct. is registered).

Your bank may charge a fee to wire funds.

•  Instruct your bank to wire the amount of your investment to:

DST Asset Manager Solutions, Inc.

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (include name of Fund and share class).

FBO: (include account number and name(s) in which the acct. is registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

HOW TO SELL SHARES (Classes A and C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Funds as described below under “Selling Shares Through the Funds.” Shares held for you in your various Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Funds

By mail

Send your request to: (via regular mail) AIG Funds PO Box 219186 Kansas City, MO 64121-9186 (via express, certified and registered mail) AIG Funds 430 W 7th St, STE 219186 Kansas City, MO 64105-1407

Your request should include:

•  Your name

•  Fund name, share class and account number

•  The dollar amount or number of shares to be redeemed

•  Any special payment instructions

•  The signature of all registered owners exactly as the account is registered, and

•  Any special documents required to assure proper authorization

On overnight mail redemptions, a $25 fee will be deducted from your account.

By phone

• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. • Or, for automated 24-hour account access call FastFacts at 800-654-4760.

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By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days. Otherwise, you must provide, in writing, the following information:

•  Fund name, share class and account number you are redeeming

•  Bank or Financial Institution name

•  ABA routing number

•  Account number, and

•  Account registration

If the account registration at your bank is different than your account at SunAmerica, your request must be Medallion Guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.

By Internet

Visit our website at www.aig.com/funds, and select the “Click Here for Secure Login” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Certain Requests Require a Medallion Guarantee:

To protect you and the Funds from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee) if:

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

You can generally obtain a Medallion Guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency

A notary public CANNOT provide a Medallion Guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class W)

Class W shares of the Funds are offered for sale through (i) advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Funds, whose use of Class W shares will depend on the structure of the particular advisory fee-based program, and (ii) brokerage platforms of financial intermediaries that have entered into an agreement with the Fund’s principal underwriter to offer such shares solely when acting as agent for the investor. The minimum initial investment for Class W shares of the Funds is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs and brokerage platforms. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial adviser.

19

Shareholder Account Information

TRANSACTION POLICIES (All Funds and All Classes)

Valuation of shares. The NAV for each Fund and class is determined each Fund business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Fund also may be calculated on any other day in which the Adviser determines that there is sufficient liquidity in the securities held by the Fund. As a result, the value of each Fund’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are not readily available or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside of the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Fund will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Funds may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the value of the Funds’ shares may change on days when the Funds are not open for purchase or redemptions.

Buy and sell prices. When you buy Class A or C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A or C shares, you receive the NAV minus any applicable CDSCs. When you buy Class W shares, you pay the NAV. When you sell Class W shares, you receive the NAV.

An investor transacting in Class W shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.

Execution of requests. Each Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. Each Fund has authorized one or more Financial Institutions, or their agents, to receive purchase or redemption orders on its behalf. A purchase, exchange or redemption order is in “good order” when a Fund, ACS, a Financial Institution or their respective agents, as applicable, receive all required information, including properly completed and signed documents. If a Fund, ACS, a Financial Institution or their respective agents receive your order before a Fund’s close of business (generally 4:00 p.m., Eastern Time), you will receive that day’s closing price. If a Fund, ACS, a Financial Institution or their respective agents receive your order after that time, you will receive the next business day’s closing price. The Funds reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Funds’ Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

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The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control regulations; (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, the Japan Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, a Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit and/or transferring portfolio securities in-kind to you in lieu of cash. If a Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other retail fund distributed by ACS. Such exchange will generally constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

A Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Funds at all times also reserve the right to restrict or reject any exchange transactions, for any reason, without notice. For example, the Funds may refuse any sale of Fund shares through an exchange by any investor or group if, in a Fund’s judgment, the trade: (1) may interfere with the efficient management of the Fund’s portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the “Market Timing Trading Policies and Procedures” section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, a Fund may consider, among other factors, the investor’s trading history in the Fund and in other AIG Funds.

Rejected exchanges. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable CDSCs.

Certificated shares. The Funds do not issue certificated shares.

Fund Holdings. A schedule of the complete holdings of each Fund, current as of month end, will be available on the Fund’s website approximately 30 days after the end of each month. This information will remain available on the website at least until updated for the next month or until each Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Funds’ website at www.aig.com/funds or by calling (800) 858-8850, ext. 6003. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

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Shareholder Account Information

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Funds discourage excessive or short-term trading, often referred to as “market timing,” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds’ Board of Trustees has determined that the Funds should not serve as vehicles for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds’ Transfer Agent. While the Funds’ expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Funds’ Prospectus, the Funds may be limited in their ability to monitor the trading activity or enforce the Funds’ market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, a Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager(s) typically maintain in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of a Fund’s portfolio, increase a Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund’s portfolio holdings exposes the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the Fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the Fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the Fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. The Funds hold significant investments in foreign securities and thus may be susceptible to this type of arbitrage. Also, market timers may also seek to exploit Funds that hold significant investments in small-cap securities and high yield (“junk”) bonds, which may not be frequently traded. The Funds may hold significant investments in small-cap companies. The Funds have adopted certain fair valuation practices intended to protect the Funds from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Funds. However, to the extent a Fund’s NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Fund’s shares.

Market timing procedures. The Funds’ procedures include committing staff of AFS to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund’s investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified, and a Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into AIG Funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

ACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Funds pursuant to which the Financial Intermediary undertakes to provide certain information to the Funds, including trading information, and also agrees to execute certain instructions from the Funds in connection with the Funds’ market timing policies. In certain circumstances, a Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Fund. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Funds’ policy.

A Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

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Though the implementation of the Funds’ procedures involves judgments that are inherently subjective and involve some selectivity in their application, the Funds and their service providers seek to make judgments that are consistent with the interests of the Funds’ shareholders. There is no assurance that the Funds or their service providers will gain access to any or all information necessary to detect market timing. While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Funds’ market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Funds on the next Fund business day following receipt by the Funds.

ADDITIONAL INVESTOR SERVICES (Classes A and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by ACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges and taxes).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a Medallion Guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Funds reserve the right to reject withdrawal requests that are less than $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange shares of a Fund periodically for the same class of shares of one or more other retail funds distributed by ACS. To use the Systematic Exchange Program:

•	Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). The Funds reserve the right to reject exchange requests that are less than $50.

•	Accounts must be registered identically; otherwise a Medallion Guarantee will be required.

Retirement plans. AIG Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any retail fund distributed by ACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account Statements. Generally, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange); and

•	after any change(s) of name or address of the registered owner(s), or after certain account option changes.

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Shareholder Account Information

IRS Tax Forms. After the close of every calendar year you should also receive, if applicable, an IRS Form 1099 tax information statement.

These mailings apply to accounts opened through a Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.aig.com/funds and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Funds.)

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, and distributions from other sources are paid quarterly by the International Dividend Strategy Fund and annually by the Japan Fund. Capital gains distributions, if any, are paid at least annually by the Funds. The International Dividend Strategy Fund reserves the right to declare and pay dividends and other distributions less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by ACS, or you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850 to change dividend and distribution payment options. The per share dividends on Class W shares will generally be higher than the per share dividends on Class A and Class C shares of the same Fund shares as Class W shares are not subject to any distribution fees.

Taxability of Dividends. As long as each Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of a Fund’s long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Distributions of investment income reported by a Fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to a Fund’s shares for the lower tax rates to apply.

Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every year details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

“Buying into a Dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class C shares, you will not have a taxable event when they convert to Class A shares. An exchange of shares you currently hold in one class of a Fund for shares of another class of the same Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity (other than a pass-through entity owned by U.S. persons), ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain of income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in a Fund. In addition, distributions that qualify as “qualified net interest income” or as “qualified short-term capital gains” may not be subject to U.S. withholding tax. A 30% withholding tax is imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. For more information about these requirements, see the SAI.

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By law, each Fund must withhold from your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

Small Accounts (other than Class  W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, a Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at the Adviser’s discretion. The involuntary redemptions in small accounts described above do not apply to shares held in omnibus accounts maintained by Financial Intermediaries.

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More Information About the Funds

FUND

INVESTMENT

STRATEGIES

Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund’s investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

The investment goals of each Fund may be changed without shareholder approval.

	INTERNATIONAL DIVIDEND STRATEGY FUND	JAPAN FUND
What is the Fund’s investment goal?	Total return (including capital appreciation and current income)	Long-term capital appreciation
What principal investment strategy does the Fund use to implement its investment goal?	Value and international investing	Country-specific investing
What are the Fund’s principal investment techniques?

•   Employs a “buy and hold” strategy to identify approximately 50 to 100 high dividend yielding equity securities selected annually from the MSCI ACWI ex-U.S. Index. At least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in dividend yielding equity securities.

•   Active trading of securities of Japanese issuers and other investments that are tied economically to Japan (“Japanese companies”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in Japanese companies. The Fund will invest primarily in common stocks and may invest in companies of any size. The Fund may also invest in other equity securities.

What are the Fund’s other significant (non-principal) investments?	• None	• None
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?	• Short-term investments • Futures • Exchange-traded funds	• Short-term investments • Defensive instruments • Options and futures • Special situations • Currency transactions • Borrow for temporary or emergency purposes (up to 33 1⁄3% of total assets)
What risks may affect the Fund?

PRINCIPAL RISKS:

•   Market volatility

•   Securities selection

•   International investing

•   Foreign exposure

•   Currency volatility

•   Emerging markets

•   Small- and mid-market capitalization

•   Disciplined strategy

•   Preferred stock

NON-PRINCIPAL RISKS:

•   Futures contracts

•   Exchange-traded funds

•   Affiliated fund rebalancing

PRINCIPAL RISKS:

•   Market volatility

•   Securities selection

•   Geographic concentration

•   Japan exposure

•   International investing

•   Foreign exposure

•   Currency volatility

•   Small- and mid-market capitalization

•   Active trading

NON-PRINCIPAL RISKS:

•   Derivatives

•   Hedging

•   Emerging markets

•   Affiliated fund rebalancing

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GLOSSARY

Large-cap companies and mid-cap companies generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. Small-cap companies generally will be companies that have been in business for a shorter period of time.

Debt ratings. The two best-known debt rating agencies are S&P Global (Ratings) (“S&P”), a division of S&P Global, Inc., and Moody’s Investors Service, Inc. (“Moody’s”). ”Investment grade” refers to any security rated ”BBB” or above by S&P or “Baa“ or above by Mood

INVESTMENT AND OTHER TERMINOLOGY

Acquired fund fees and expenses are expenses incurred indirectly by a Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Annual rebalancing. The International Dividend Strategy Fund will rebalance its holdings on an annual basis, immediately after which the Fund will hold approximately an equal value of each of the securities selected. SunAmerica will implement the rebalancing by purchasing new securities that meet the selection criteria, selling securities that no longer meet the selection criteria, and adjusting the Fund’s ownership of securities that continue to meet the criteria in order to achieve the proper weightings of each of the securities.

Capital appreciation and growth of capital are growth of the value of an investment.

Convertible securities are bonds or preferred stocks that may be exchanged for common stock of the same or a different company. Certain convertible securities may be rated below investment grade.

Currency transactions include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

Current income means money that is received on an ongoing basis from investments.

Defensive investments include high quality fixed—income securities and money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

A derivative is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

Depositary receipts. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) (issued in Europe) and Global Depositary Receipts (“GDRs”) (issued throughout the world) each evidence a similar ownership arrangement. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Equity securities and other securities with equity characteristics in which a Fund may invest may include, without limitation, common stock, preferred stock, convertible securities, depositary receipts, rights and warrants.

Exchange-traded funds (“ETFs”) are generally structured as investment companies and traded like traditional equity securities on a securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index. The International Dividend Strategy Fund will generally invest in ETFs in order to increase its investment exposure pending investment of cash by allowing the Fund’s cash assets to perform more like securities, while maintaining liquidity.

A company is considered to be a foreign security if it is assigned a non-U.S. country classification by MSCI, a prominent provider of investment tools and data services for institutions worldwide, or another unaffiliated third—party data provider. The designated country classification will generally be determined by the country of incorporation and primary listing of the company. In the event a company is incorporated in one country and listed in another, however, a company will generally be

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More Information About the Funds

classified in the country of the primary listing of its securities, although additional factors may be considered in determining the appropriate country classification. Foreign securities may include ADRs or other similar securities that convert into foreign securities, such as EDRs and GDRs.

Fixed-income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed-income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the investment adviser).

A futures contract, a type of derivative security, is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. An index futures contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Fund enters into and closes out an index futures contract, the Fund realizes a gain or loss. A Fund will generally invest in equity index futures contracts in order to increase its investment exposure pending investment of cash by allowing the Fund’s cash assets to perform more like securities, while maintaining liquidity.

An IPO is an initial public offering. The Funds may purchase equity securities in IPOs. Companies making IPOs generally have limited operating histories and securities purchased in IPOs may involve greater investment risk.

A company is considered to be a “Japanese company” if it is assigned a Japan country classification by MSCI or another unaffiliated third-party data provider. The designated country classification will generally be determined by the country of incorporation and primary listing of the company. In the event a company is incorporated in one country and listed in another, however, a company will generally be classified in the country of the primary listing of its securities, although additional factors may be considered in determining the appropriate country classification.

The MSCI ACWI ex-U.S. Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of 46 global developed and emerging markets, excluding the U.S. Net total return indices that reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

The MSCI Japan Index (Net) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

Options are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

A special situation arises when, in the opinion of the investment adviser or subadviser, as applicable, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Total return is achieved through both growth of capital and income.

RISK TERMINOLOGY

Active Trading: The Japan Fund may engage in active trading of its portfolio securities as part of the Fund’s principal investment technique. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Affiliated Fund Rebalancing: The Funds may be investment options for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, a Fund may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

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Currency Volatility: The value of a Fund’s foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities.

Derivatives: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Disciplined Strategy: The International Dividend Strategy Fund will not deviate from its strategy, which entails buying and holding securities selected through the selection criteria described under “Principal Investment Strategies and Techniques of the Fund” on page 3 of the Prospectus (except under certain circumstances, such as if necessary to comply with federal tax laws applicable to the Fund). The Fund will not generally sell securities in its portfolio and buy different securities except during its annual rebalancing or as otherwise set forth in the Prospectus, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that this strategy will be successful.

Emerging Markets: Emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Exchange-Traded Funds: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that a Fund invests in an ETF, the Fund will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Fund.

Foreign Exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may not be as liquid as, and more volatile and more difficult to price than, U.S. securities. These risks are heightened when the issuer is from an emerging market country.

Futures Contracts: The price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. The risks associated with a Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying instrument that it is designed to track (e.g., an equity index); (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (iv) although the Fund will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

Geographic Concentration: Because the Japan Fund concentrates its investments in Japan, the Fund’s performance is expected to be closely tied to social, political and economic conditions of that country. As a result, the Fund is likely to be more volatile than more geographically diverse international funds.

Hedging: Hedging is a strategy in which the investment adviser or subadviser, as applicable, uses a derivative in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Interest Rate Fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Japan Exposure: The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. Japan has experienced natural disasters of

29

More Information About the Funds

varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Market Volatility: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund’s portfolio. In addition, the performance of the International Dividend Strategy Fund may be subject to greater fluctuation when a smaller number of securities are held by the Fund and thus, the Fund’s risk may increase when it holds closer to 50 securities, rather than closer to 100 securities. Further, the performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions — for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced.

Preferred Stock: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stock is also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stock may have significantly less liquidity than many other securities, such as U.S. Government securities, corporate debt and common stock. To the extent that a Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Securities Selection: A strategy used by a Fund, or securities selected by its portfolio manager(s), may fail to produce the intended return.

Small- and Mid-Market Capitalization: Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies are subject to these risks to a lesser extent.

30

Fund Management

Adviser. SunAmerica provides various administrative services, and supervises the daily business affairs of each Fund. SunAmerica also selects subadvisers to manage each Fund’s assets. SunAmerica or a subadviser, as applicable, is responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for a Fund. SunAmerica may terminate any agreement with any subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Japan Fund with unaffiliated subadvisers approved by the Board without obtaining shareholder approval (the “Exemptive Order”). The Exemptive Order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for the Japan Fund, change the terms of particular agreements with unaffiliated subadvisers for the Japan Fund or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Funds have the right to terminate an agreement with subadvisers for their respective Fund at any time by a vote of the majority of the outstanding voting securities. Shareholders of the Japan Fund will be notified of any subadviser changes that are made pursuant to the Exemptive Order. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The Exemptive Order also permits the Japan Fund to disclose the subadviser fees only in the aggregate to the extent there is more than one subadviser of the Japan Fund.

SunAmerica is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $79.2 billion of assets as of December 31, 2018. In addition to managing the Funds, SunAmerica serves as investment adviser, manager and/or administrator for VALIC Company I, VALIC Company II, SunAmerica Specialty Series, Anchor Series Trust, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Seasons Series Trust, SunAmerica Series Trust, SunAmerica Series, Inc., and SunAmerica Senior Floating Rate Fund, Inc.

For the fiscal year ended September 30, 2018, the Funds paid SunAmerica an advisory fee equal to the following rates, expressed as an annual percentage of the average daily net assets of each Fund:

Fund	Rate of Investment Advisory Fee

International Dividend Strategy Fund	1.00%

Japan Fund	1.15%

Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Funds in the amounts set forth in the Funds’ SAI and as described in the footnotes to each Fund’s Fee and Expense Table in this Prospectus. SunAmerica may also voluntarily waive and/or reimburse additional amounts to increase the investment return to a Fund’s investors. Further, any waivers and/or reimbursements made by SunAmerica pursuant to the Expense Limitation Agreement are subject to recoupment from that Fund within the two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of a share class to exceed the lesser of (a) the limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. The potential amount of the recoupment is accounted for as a contingent liability that is not recordable on the balance sheet of a Fund until collection is probable, but appears as footnote disclosure to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such recoupment and that SunAmerica intends to seek such recoupment, the amount of the recoupment will be accrued as an expense of the Fund for that current period.

Subadviser. Wellington Management is the subadviser to the Japan Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,087 billion in assets. SunAmerica, and not the Japan Fund, compensates Wellington Management for its services. The subadvisory fee rate paid by SunAmerica to Wellington Management with respect to the Japan Fund is equal to an annual rate of 0.45% of average daily net assets of the Fund.

A discussion regarding the basis for the Board approving the Investment Advisory and Management Agreement between the Funds and SunAmerica is available in the Funds’ annual report to shareholders for the period ended September 30, 2018. A discussion regarding the basis for the Board approving the Subadvisory Agreement between SunAmerica and Wellington Management with respect to the Japan Fund is available in the Funds’ annual report to shareholders for the period ended September 30, 2018.

31

Fund Management

PORTFOLIO MANAGERS

International Dividend Strategy Fund

The International Dividend Strategy Fund is advised by SunAmerica. Investment decisions for the International Dividend Strategy Fund are made by Timothy Pettee, Andrew Sheridan and Timothy Campion, as co-Portfolio Managers of the International Dividend Strategy Fund. The Portfolio Managers are primarily responsible for the day-to-day management of the International Dividend Strategy Fund.

Timothy Pettee

Chief Investment Officer

Senior Vice President

Chief Investment Strategist

Lead Portfolio Manager

Mr. Pettee joined SunAmerica in 2003. He is Chief Investment Officer, Senior Vice President, Chief Investment Strategist and Lead Portfolio Manager for a number of SunAmerica products. Prior to joining SunAmerica, he was Executive Vice President and Global Director of Research for Schroder Investment Management. His investment experience dates from 1980.

Timothy Campion

Senior Vice President

Co-Portfolio Manager

Mr. Campion joined SunAmerica in February 2012, and is Senior Vice President and Co-Portfolio Manager. Prior to joining SunAmerica, he held investment-related positions at PineBridge Investments, LLC and AIG Investments where he was part of the asset allocation team. While there, he was also responsible for management and trading of a wide variety of index funds, including domestic and international equities, and fixed-income securities. His investment experience dates from 1996.

Andrew Sheridan

Senior Vice President

Co-Portfolio Manager

Mr. Sheridan joined SunAmerica in 2003, and is Senior Vice President and Co-Portfolio Manager. While at SunAmerica he also served as an equity research analyst. Prior to joining SunAmerica, he worked in the research department at U.S. Trust and the market research division of Greenwich Associates. His investment experience dates from 1999.

Japan Fund

The Japan Fund is subadvised by Wellington Management. Jun Y. Oh, Senior Managing Director and Equity Portfolio Manager affiliated with Wellington Management and located outside the U.S., is the Portfolio Manager of the Japan Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Oh has over 20 years of experience in the investment industry and joined Wellington Management as an investment professional in 2002. Mr. Oh has an MBA from Massachusetts Institute of Technology (MIT) and a BA from Yale University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts under management and ownership of the Funds’ securities.

Distributor. The Distributor, ACS, distributes each Fund’s shares. The Distributor, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund’s Class A and Class C 12b-1 Plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include: (i) full reallowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise broker-dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

32

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing additional compensation to broker-dealers or other Financial Intermediaries who sell fund shares. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other Financial Intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing or promotional services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to one or more Funds’ inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A and Class C 12b-1 Plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase shares of a Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. The Servicing Agent, AFS, assists the Funds’ Transfer Agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares.

SunAmerica, the Distributor and the Servicing Agent are located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311 and 2929 Allen Parkway, Houston, Texas 77019.

33

Financial Highlights

The Financial Highlights table for each Fund is intended to help you understand the Fund’s financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are incorporated by reference in the SAI, which is available upon request.

AIG INTERNATIONAL DIVIDEND STRATEGY FUND

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio Turnover
	Class A
09/30/14	$11.41	$0.40	$(0.14)	$0.26	$(0.34)	—	$(0.34)	$11.33	2.20%		$162,284	1.90	(3)%	3.47	(3)%	80%
09/30/15	11.33	0.23	(3.29)	(3.06)	(0.22)	—	(0.22)	8.05	(27.24)		71,969	1.88	(3)	2.31	(3)	160
09/30/16	8.05	0.21	0.54	0.75	(0.17)	—	(0.17)	8.63	9.49	(6)	68,775	1.90	(3)(5)	2.61	(3)	80
09/30/17	8.63	0.30	0.91	1.21	(0.31)	—	(0.31)	9.53	14.11		72,696	1.90	(3)	3.28	(3)	22
09/30/18	9.53	0.27	(0.95)	(0.68)	(0.28)	—	(0.28)	8.57	(7.18)		62,315	1.90	(3)	2.97	(3)	59
	Class C
09/30/14	10.45	0.30	(0.13)	0.17	(0.27)	—	(0.27)	10.35	1.56		46,349	2.55	(3)	2.85	(3)	80
09/30/15	10.35	0.16	(3.01)	(2.85)	(0.16)	—	(0.16)	7.34	(27.70)		22,445	2.55	(3)	1.69	(3)	160
09/30/16	7.34	0.14	0.49	0.63	(0.12)	—	(0.12)	7.85	8.73	(6)	15,182	2.55	(3)(5)	1.78	(3)	80
09/30/17	7.85	0.21	0.83	1.04	(0.25)	—	(0.25)	8.64	13.40		13,126	2.55	(3)	2.48	(3)	22
09/30/18	8.64	0.17	(0.84)	(0.67)	(0.21)	—	(0.21)	7.76	(7.80)		6,719	2.55	(3)	1.95	(3)	59
	Class W
01/29/15*- 09/30/15	9.80	0.27	(1.84)	(1.57)	(0.19)	—	(0.19)	8.04	(16.23	)(7)	10,644	1.70	(3)(4)	3.98	(3)(4)	160
09/30/16	8.04	0.21	0.57	0.78	(0.19)	—	(0.19)	8.63	9.83	(6)	5,500	1.70	(3)(5)	2.50	(3)	80
09/30/17	8.63	0.32	0.90	1.22	(0.32)	—	(0.32)	9.53	14.33		6,099	1.70	(3)	3.55	(3)	22
09/30/18	9.53	0.29	(0.96)	(0.67)	(0.29)	—	(0.29)	8.57	(7.06)		2,203	1.70	(3)	2.98	(3)	59

*	Commencement of Operations.
(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load. Total return does include expense reimbursements (recoupments).
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	09/30/14	09/30/15	09/30/16	09/30/17	09/30/18
AIG International Dividend Strategy Class A	(0.09)%	(0.01)%	0.03%	(0.02)%	0.06%
AIG International Dividend Strategy Class C	(0.05)	(0.02)	0.08	0.08	0.12
AIG International Dividend Strategy Class W	—	0.20	0.15	0.17	0.22

(4)	Annualized
(5)

Excludes a one-time reimbursement the Fund received for custody expenses paid in the prior years. If the reimbursement had been applied, the ratio of expenses to the average net assets would have been 1.68%, 2.35% and 1.51% for Class A, Class C and Class W, respectively.

(6)	The Fund’s performance figure was increased by 0.25%, 0.28% and 0.25% for Class A, Class C and Class W, respectively, for a reimbursement of custody expenses from prior years.
(7)	Total return is not annualized.

34

AIG JAPAN FUND

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)	Portfolio Turnover
	Class A
09/30/14	$8.10	$(0.01)	$0.37	$0.36	$(0.15)	$(0.58)	$(0.73)	$7.73	4.81%	$35,178	1.90%		(0.19)%	111%
09/30/15	7.73	(0.03)	(0.36)	(0.39)	(0.05)	(0.58)	(0.63)	6.71	(4.91)	32,241	1.90		(0.46)	144
09/30/16	6.71	0.00	0.75	0.75	—	(0.22)	(0.22)	7.24	11.26	30,895	1.90		0.01	151
09/30/17	7.24	(0.02)	1.44	1.42	(0.04)	—	(0.04)	8.62	19.69	23,423	1.90		(0.28)	115
09/30/18	8.62	(0.02)	0.09	0.07	(0.08)	(0.57)	(0.65)	8.04	0.34	18,949	1.90		(0.22)	101
	Class C
09/30/14	7.84	(0.05)	0.34	0.29	(0.12)	(0.58)	(0.70)	7.43	4.07	4,542	2.55		(0.65)	111
09/30/15	7.43	(0.07)	(0.35)	(0.42)	(0.01)	(0.58)	(0.59)	6.42	(5.52)	7,343	2.55		(0.95)	144
09/30/16	6.42	(0.05)	0.72	0.67	—	(0.22)	(0.22)	6.87	10.50	5,785	2.55		(0.78)	151
09/30/17	6.87	(0.07)	1.37	1.30	(0.00)	—	(0.00)	8.17	18.96	5,274	2.55		(0.89)	115
09/30/18	8.17	(0.06)	0.07	0.01	(0.03)	(0.57)	(0.60)	7.58	(0.37)	6,225	2.55		(0.77)	101
	Class W
04/20/17* - 09/30/17	7.72	0.06	0.85	0.91	—	—	—	8.63	11.79 (5)	241	1.70	(4)	1.80 (4)	115
09/30/18	8.63	(0.00)	0.09	0.09	(0.09)	(0.57)	(0.66)	8.06	0.57	312	1.70		(0.03)	101

*	Commencement of Operations.
(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load. Total return does include expense reimbursements (recoupments).
(3)	Net of the following expense reimbursements (based on average net assets):

	09/30/14	09/30/15	09/30/16	09/30/17		09/30/18
AIG Japan Class A	0.29%	0.24%	0.41%	0.55%		0.56%
AIG Japan Class C	0.84	0.50	0.56	0.75		0.70
AIG Japan Class W	—	—	—	17.99	(4)	2.75

(4)	Annualized
(5)	Total return is not annualized.

35

Financial Intermediary-Specific Sales Charge Waiver Policies

MERRILL LYNCH

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and reductions, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•

Shares purchased through a Merrill Lynch affiliated investment advisory program or exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

•	Shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within AIG Funds)

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Trustees of the Trust, and employees of the Adviser or any of its affiliates, as described in this Prospectus

•

Shares purchased from the proceeds of redemptions within AIG Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to a transfer to certain fee-based accounts or platforms

•

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus

•

Rights of Accumulation (“ROA”) that entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of AIG Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible AIG Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

A-1

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within AIG Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Class A shares through an Ameriprise Financial platform will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•

Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

A-2

Financial Intermediary-Specific Sales Charge Waiver Policies

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

A-3

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semi-annual Reports.    Additional information about the Funds is contained in the financial statements and portfolio holdings in the Funds’ Annual and Semi-annual Reports. In the Funds’ Annual Report, you will find a discussion of the investment operations and the factors that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI).    The SAI contains additional information about the Funds’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Funds by contacting: AIG Fund Services, Inc. at 800-858-8850, by visiting our website at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.aig.com/funds and register in order to:

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the net asset value of the Fund(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.aig.com/funds and clicking on the “Financial Advisors” link and following the registration prompt which will bring you to the Advisor Center where you will need to click on the DST Vision link. Please call 800-858-8850, x 6003 for registration assistance, if needed.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website www.aig.com/funds and clicking on the “Go Paperless!” icon to register. Why Go Paperless?

•	Immediate receipt of important Fund information

•	Elimination of bulky documents from personal files

•	Reduction of the Funds’ printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Reports and other information (including the SAI) about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG Capital Services, Inc. INVESTMENT COMPANY ACT File No. 811-4801

Go Paperless!!

Did you know that you have the option to

receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

1	Go to www.aig.com/funds

2	Click on the link to “Go Paperless!”

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by AIG Capital Services, Inc.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

aig.com/funds

S5118EQF - 1/19

SUNAMERICA EQUITY FUNDS

Statement of Additional Information

dated January 28, 2019

Harborside 5	General Marketing and
185 Hudson Street, Suite 3300	Shareholder Information
Jersey City, NJ 07311	(800) 858-8850

SunAmerica Equity Funds (the “Trust”) is an open-end management investment company consisting of two different investment funds which are currently offered through this Statement of Additional Information (“SAI”): AIG International Dividend Strategy Fund (“International Dividend Strategy Fund”) and AIG Japan Fund (“Japan Fund”) (each, a “Fund” and together, the “Funds”). Each Fund has distinct investment objectives and strategies.

This SAI is not a prospectus, but should be read in conjunction with the Trust’s Prospectus dated January 28, 2019 (“Prospectus”). The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and it should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. You may request a copy of the Prospectus or Annual Report at no charge by calling (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

Class	AIG International Dividend Strategy Fund: Ticker Symbols	AIG Japan Fund: Ticker Symbols
Class A Shares	SIEAX	SAESX
Class C Shares	SIETX	SAJCX
Class W Shares	SIEWX	SAJWX

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, SunAmerica, any subadviser or AIG Capital Services, Inc. (“ACS” or the “Distributor”). This SAI and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

ii

HISTORY OF THE TRUST

The Trust, an open-end management investment company, was organized as a Massachusetts business trust on June 18, 1986. The Funds are diversified within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser for the Funds. As described in the Prospectus, SunAmerica has retained Wellington Management Company LLP (“Wellington Management” or the “Subadviser”) to provide subadvisory services to the Japan Fund.

On August 22, 2001, the Board of Trustees (the “Board of Trustees,” the “Board” or the “Trustees”) approved the creation of the SunAmerica International Equity Fund (the “International Equity Fund”). The International Equity Fund is the survivor of a reorganization with the International Equity Portfolio of SunAmerica Focused Series, Inc. and three series of North American Funds. The offering of International Equity Fund’s Class A, B, II and I shares commenced on November 16, 2001.

On October 30, 2003, the Board of Trustees approved the creation of the SunAmerica Value Fund (the “Value Fund”) offering Classes A, B, II, I and Z. The Value Fund is the survivor of a reorganization with the SunAmerica Value Fund of SunAmerica Focused Series, Inc. The Value Fund was offered to the public on February 23, 2004.

On January 15, 2004, the Trustees approved the redesignation of Class II shares as Class C shares for each of the Value Fund and International Equity Fund, effective on February 23, 2004.

On November 30, 2005, the Trustees approved the establishment and designation of the SunAmerica International Small-Cap Fund offering Class A, B and C shares.

On August 26, 2008, the Trustees approved the reorganization of the Focused International Equity Portfolio, a series of SunAmerica Focused Series, Inc. into the International Equity Fund. The reorganization was approved by shareholders of the Focused International Equity Portfolio on December 16, 2008, and became effective on January 12, 2009.

On March 2, 2010, the Trustees approved the liquidation of the Class I shares of the Value Fund.

On October 27, 2011, the Trustees approved a change in the name of the SunAmerica International Small-Cap Fund to the SunAmerica Japan Fund, along with certain changes to the Fund’s principal investment strategy and techniques, effective January 27, 2012.

On March 7, 2012, the Trustees approved a change in the name of the SunAmerica International Equity Fund to the SunAmerica International Dividend Strategy Fund, along with certain changes to the Fund’s principal investment strategy and techniques, effective July 2, 2012.

On July 18, 2013, the Trustees approved the reorganization of the Value Fund into the SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series. The reorganization was approved by shareholders of the Value Fund on October 21, 2013, and became effective October 28, 2013.

On December 2, 2014, Japan Fund and International Dividend Strategy Fund Class B shares were no longer offered. On January 27, 2015, all outstanding Class B shares of the Japan Fund and the International Dividend Strategy Fund were converted to Class A shares of each Fund.

On January 29, 2015, Class W shares of the International Dividend Strategy Fund commenced offering.

On January 19, 2017, the Board approved the creation of Class W shares of the Japan Fund.

Effective February 28, 2017, the Board approved the renaming of the Funds as follows: the SunAmerica International Dividend Strategy Fund to the “AIG International Dividend Strategy Fund” and the SunAmerica Japan Fund to the “AIG Japan Fund.”

On April 20, 2017, Class W shares of the Japan Fund commenced offering.

On June 5, 2018, the Board approved the liquidation of the Class I shares of the International Dividend Strategy Fund, and on September 7, 2018 those shares were liquidated.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and policies of each Fund are described in the Prospectus. Certain types of securities in which the Funds may invest and certain investment practices that the Funds may employ are described under “More Information About the Funds—Fund Investment Strategies” in the Prospectus and are discussed more fully below. Each Fund’s investment objective, principal investment strategies and principal investment technique may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policies of the International Dividend Strategy and Japan Funds.

Unless otherwise specified, each Fund may invest in the following securities but is not obligated to do so or to make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Illiquid and Restricted Securities. No more than 15% of a Fund’s net assets may be invested in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule (as defined below) and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Repurchase Agreements. Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser or the Subadviser, as applicable, subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage.

A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s repurchase obligation, and the Fund’s use of proceeds of the agreement may effectively be restricted pending such decision.

Fixed-Income Securities. Each Fund may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities; provided, however, that the International Dividend Strategy Fund does not intend to invest in fixed-income securities except as otherwise provided under “Short-Term and Temporary Defensive Instruments” below.

Fixed-income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed-income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed-income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed-income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day U.S. Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed-income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed-income securities tend to vary inversely with the level of interest rates—when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed-income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The Japan Fund may invest up to 20% of its total assets in debt securities that have the potential for capital appreciation. The Fund may invest in debt securities rated investment grade, as defined below.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P Global (Ratings) (“S&P”), a division of S&P Global, Inc., (AAA, AA, A or BBB, including the + or - designations) or by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser or Subadviser, as applicable, to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. The Funds have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and each occurrence is examined by the Adviser or Subadviser, as applicable, to determine the appropriate course of action.

Loan Participations. The Japan Fund may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company’s name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

The borrower of the underlying loan will be deemed to be the issuer except to the extent the Japan Fund derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Japan Fund may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations.

In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders and purchasers of interests in loans, such as the Japan Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about loans than about securities. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself and common-law fraud protections under applicable state law.

Short-Term and Temporary Defensive Instruments. In addition to its primary investments, the Japan Fund, except as described below, may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, the Japan Fund, and except as described below, may invest up to 100% of its total assets in fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser or Subadviser, as applicable, to be of equivalent quality). A description of securities ratings is contained in the Appendix to this SAI.

The International Dividend Strategy Fund may invest in money market investments, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit, to manage cash in connection with pending investments into the securities selected for the Fund. The International Dividend Strategy Fund’s portfolio managers may also, in their discretion, maintain a cash position in the Fund for general cash management purposes (e.g., for liquidity purposes to meet redemptions and expenses), which may be invested in money market instruments. The International Dividend Strategy Fund does not intend to invest in money market instruments for temporary defensive purposes, nor does it intend to invest in fixed-income securities, as described under “Fixed-income securities,” above, unless such fixed-income securities are of the type of short-term investments described below.

Subject to the limitations described above and below, the following is a description of the types of money market and fixed-income securities in which the Funds may invest:

Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Paper. Commercial paper consists of short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. The Funds’ commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Fund’s right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund, except as noted below, may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Funds will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1.6 billion or more).

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit, including Eurodollar certificates of deposit and certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Savings Association Obligations and Commercial Bank Obligations. Certificates of deposit are interest-bearing time deposits, issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). The Funds, as noted below, may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Funds are fully insured by the FDIC.

The Funds may invest in certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes

(corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. The Funds may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amounts of these obligations owned by the Funds are fully insured by the FDIC. A Fund may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

Corporate Obligations. Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled “Commercial Paper” above.

A Fund may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. See the Appendix for a description of investment-grade ratings by S&P and Moody’s.

Repurchase Agreements. See the section entitled “Repurchase Agreements” above.

U.S. Government Securities. Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. Obligations of the Government National Mortgage Association (“GNMA”), the Farmer’s Home Administration (“FMHA”) and the Export-Import Bank are backed by the full faith and credit of the U.S.

Each Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Mortgage-Backed Securities. The Japan Fund may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by a Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. Each Fund may purchase mortgage-backed securities at a premium or at a discount. The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that each Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veteran’s Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and on the full return of principal.

Collateralized Mortgage Obligations. Another type of mortgage-backed security in which the Japan Fund may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMOs first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. The Japan Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on the Securities and Exchange Commission (“SEC”) staff interpretations, the Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

Stripped Mortgage-Backed Securities. The Japan Fund may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which the Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund’s yield.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Japan Fund’s industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Asset-Backed Securities. The Japan Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Japan Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Investment in Small, Unseasoned Companies. Each Fund may invest in the securities of companies with smaller market capitalizations. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

“Mid-cap companies,” as that term is defined in the Prospectus, may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. Each Fund may invest in the securities of mid-cap companies.

Initial Public Offerings. Each Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Warrants and Rights. Each Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Convertible Securities and Preferred Stocks. Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Certain convertible securities may be rated below investment grade.

Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stock is also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stock may have significantly less liquidity than many other securities, such as U.S. Government securities, corporate debt and common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

When-Issued and Delayed Delivery Securities. Each Fund may purchase or sell such securities on a “when-issued” or “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate with its custodian, cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Fund will either segregate the securities sold or liquidate assets of a comparable value.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to: (i) dispose of the right to acquire a when-issued security prior to its acquisition, or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser or Subadviser, as applicable, before settlement will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Foreign Securities. Each Fund, except as noted below, is authorized to invest without limitation in foreign securities and may purchase securities issued by issuers in any country. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The International Dividend Strategy Fund will invest substantially all of the Fund’s assets in foreign (non-U.S.) securities. The Japan Fund will invest, under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, in securities of Japanese issuers and other investments that are tied economically to Japan.

Each Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund’s investment policies, the Funds’ investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates, transaction taxes and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The International Dividend Strategy Fund and Japan Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, have less liquidity and be more uncertain as to payment of dividends, interest and principal.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Funds’ non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the value of these Funds’ shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if such Fund has entered into a contract to sell the security, possible liability to the purchaser.

For purposes of determining whether a particular country is considered a developed market or an emerging market, the Funds use the designation set forth by MSCI, a prominent provider of investment tools and data services for institutions worldwide. For purposes of determining whether a company is a “foreign security,” the International Dividend Strategy Fund uses a country classification assigned by MSCI or another unaffiliated third-party data provider. For purposes of determining whether the Japan Fund invests at least 80% of its net assets in securities of Japanese issuers and other investments that are tied economically to Japan, the Fund uses a country classification assigned to a security by MSCI or another unaffiliated third-party data provider; provided, however, that the Adviser or Subadviser may override this country designation in the event that the Subadviser determines, after considering a variety of factors, that Japan represents the primary country to which such company has investment exposure. The Funds will generally follow the same process with respect to any other Fund policies relating to geographic or country designations, limitations or restrictions; however, the Funds may consider other information when making such a determination. With respect to investments in derivative instruments, where investment exposure is typically tied to the reference asset or index underlying the derivative instrument, the Funds will generally consider such reference asset or index when assigning a geographic or country designation for such instrument.

Japan. For three decades from the 1960s through the 1980s, Japan’s overall real economic growth had been strong. However, growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy fell into another recession as a result of the recent global economic crisis. The Japanese economy has only recently emerged from this prolonged economic stagnation. Over the last few decades, Japan’s economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. The economy is characterized by Japan’s massive government debt, the aging and shrinking of the population, and a highly regulated labor market, among other things. Overseas trade is important to Japan’s economy, although exports as a percentage of GDP is lower than other Asian countries and most developed countries. Currency fluctuations may also significantly affect Japan’s economy.

Japan has experienced earthquakes, tidal waves and tsunamis of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist and could have a severe and negative impact on the Japan Fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Equity returns in Japan may be negatively affected by poor performance of the global economy. Japan’s economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan’s economy may be adversely affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Russian Securities. Recent events in Ukraine and the Russian Federation may have an adverse impact on the International Dividend Strategy Fund. In response to recent political and military actions undertaken by Russia, the United States and European Union have instituted numerous sanctions against certain Russian officials and Russian corporate entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia, including the International Dividend Strategy Fund.

Brady Bonds. The Japan Fund may invest in “Brady Bonds.” Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements issued under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The International Dividend Strategy Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Investment Companies. The Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations set forth in the “Investment Restrictions” section of this SAI, although it is each Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Funds will not invest in such investment companies unless, in the judgment of the Adviser or Subadviser, as applicable, the potential benefits of such investments justify the payment of any associated fees and expenses.

The Funds may also invest in exchange-traded funds (“ETFs”). Most ETFs are investment companies and therefore, a Fund’s purchase of ETF shares generally is subject to the limitations on, and the risks of, a Fund’s investments in other investment companies. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money from investing in an ETF.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

Each Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The International Dividend Strategy Fund and Japan Fund may also invest in foreign investment companies that invest in such markets. Some of the countries in which a Fund invests may not permit direct investment by foreign investors, such as the Funds. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

The Funds may invest in passive foreign investment companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences (see discussion below under the title “Dividends, Distributions and Taxes”).

Corporate Transactions Involving Portfolio Companies of the International Dividend Strategy Fund. The International Dividend Strategy Fund will employ a buy and hold strategy. The Fund will not sell securities in its portfolio and buy different securities except during its annual rebalancing or as otherwise set forth in the Prospectus. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities held by the International Dividend Strategy Fund’s portfolio, the Fund generally will not alter its portfolio holdings unless the new security received by the Fund does not meet the Fund’s selection criteria. For example, if as a result of a merger, a security held in the International Dividend Strategy Fund’s portfolio is automatically exchanged for a security of another company, the Fund would generally continue to hold the newly received security if it met its selection criteria. If the newly received security did not meet the selection criteria, the portfolio managers would generally dispose of such security and replace it with a security that did meet its selection criteria. In the event that the International Dividend Strategy Fund were to receive cash in exchange for its entire position in an issuer upon a corporate event, the Fund would generally replace the issuer in its portfolio.

Cybersecurity Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Funds or their service providers, financial intermediaries, or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Diversification. Each of the Funds is classified as “diversified” for purposes of the 1940 Act. Each of the Funds also intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings (see discussion below under the title “Dividends, Distributions and Taxes”).

Loans of Fund Securities. While each Fund is permitted to engage in securities lending, neither Fund has currently implemented a securities lending program. In the event a Fund determines to enter into a securities lending program at a future time, a Fund will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by a Fund would also be subject to the approval and oversight of the Board.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating funds from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of Trustees of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing. In addition, a Fund’s loans to any other fund in the program may not exceed 5% of the Fund’s net assets.

Derivatives Strategies. Each Fund, except as noted below, may write (i.e., sell) call options (“calls”) on securities that are traded on U.S. and foreign securities exchanges and over-the-counter (“OTC”) markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale, up to 100% of a Fund’s total assets may be subject to calls. All such calls written by a Fund must be “covered” while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

In addition, a Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

Each Fund also may write put options (“puts”), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund’s return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depositary with a value equal to or greater than the exercise price of the underlying securities.

Hedging Strategies. For hedging purposes as a temporary defensive maneuver, each Fund, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. Government Securities (together, “Futures”); forward contracts on foreign currencies (“Forward Contracts”), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as “Hedging Instruments”); provided, however, that the International Dividend Strategy Fund will generally not employ any hedging or temporary defensive strategies in connection with the management of the Fund. In addition, the Funds may use Hedging Instruments from time to time for income enhancement. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on a national securities or commodities exchange or on U.S. OTC markets. However, a Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed-income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Fund to engage in such transactions may be limited. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect a Fund’s unrealized gains in the value of its equity and debt securities that have appreciated; (iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed-income securities are linked.

Each Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when the Adviser or Subadviser, as applicable, anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Japan Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, the Fund will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise “cover” the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund’s total assets in the case of non-bona fide hedging transactions. Each Fund may enter into currency swaps. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will segregate cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap will be segregated through cash or liquid securities, each Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Fund’s borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Each Fund may use spread transactions for any lawful purpose consistent with the Fund’s investment objective. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

A Fund’s strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund’s portfolio, to permit a Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot (“cash”) rate. Additional information about the Hedging Instruments the Funds may use is provided below.

Options.

Options on Securities. As noted above, each Fund may write and purchase call and put options (including yield curve options) on equity and debt securities.

When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails a Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies. Each Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Fund for cross-hedging purposes is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities Indices. As noted above under “Hedging Strategies,” except as described, each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as pertaining to calls.

Futures Contracts and Options on Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with a futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or received from, as applicable, the futures broker on a daily basis. If the Fund is required to pay additional variation margin when the Fund has insufficient cash, the Fund may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

The risks associated with a Fund’s use of futures contracts include: (i) the risk that due to market conditions, there may not always be a liquid market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) changes in the price of a futures contract may not always track the changes in market value of the underlying instrument that it is designed to track (e.g., an equity index); (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iv) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of that Fund’s interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or in part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

As noted above, each Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Since perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss. The loss incurred by a Fund in entering into futures contracts, and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges may not provide the same protection as U.S. exchanges.

Options on Futures. As noted above, each Fund may purchase and write options on interest-rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures.”)

The writing of a call on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund’s losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of Fund securities.

A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Limitations on entering into Futures. In addition, each Fund has an operating policy which provides that it will not enter into Futures or write put or call options with respect to Futures unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures that are not contractually required to cash-settle, each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures that are contractually required to cash-settle, however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund had an operating policy which provided that it would cover its open positions in cash-settled futures by setting aside assets equal to the contracts’ full, notional value.

Forward Contracts. Each Fund may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions were excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the U.S. Treasury and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions will not be subject to full regulation by the CFTC. As a result, a Fund may not receive any benefit of CFTC regulation for certain of its trading activities, including certain Forward Contracts.

A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Japan Fund will use Forward Contracts for hedging purposes only.

A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (“cross-hedged”). The Funds may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency (i.e., cash) on the spot market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options. A Fund’s custodian, or a securities depositary acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which a Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund’s entering into a closing transaction.

A Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser or Subadviser, as applicable, must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser or Subadviser.

Regulatory Aspects of Derivatives and Hedging Instruments. Transactions in options by a Fund are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Each Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Funds, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Funds under the CEA. As a result, each Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, each Fund is also subject to certain marketing limitations imposed by the rules of the CFTC.

Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (other than a limited category exempted trades), interest rate swaps, swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Fund may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives must be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain derivatives must be cleared and traded through a regulated market or facility and will impose these requirements on additional derivatives in the future). OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Fund is required to provide and the costs associated with OTC derivatives transactions. Derivatives intermediaries also are required, for cleared derivatives, to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations. This has and will continue to increase the OTC derivative intermediaries’ costs, and these increased costs may be passed through to a Fund in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

Under Dodd-Frank, regulations are now in effect that require derivatives dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC derivatives with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC derivatives will be phased-in through 2020. In addition, regulations adopted by global prudential regulators that are now in effect will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Fund will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC or SEC to act as a clearing member. The Fund may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

As discussed above, the SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has not yet implemented clearing or trade execution requirements on the OTC derivatives that it regulates. Such requirements may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Fund decides to become a direct member of one or more of these exchanges or execution facilities, the Fund will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are currently required to register with the CFTC and will ultimately be required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to the Funds as market changes continue to be implemented. The overall impact of Dodd-Frank on the Funds remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In December 2016, the CFTC reproposed new rules regarding speculative position limits, replacing a prior proposal from November 2013. These rules, if adopted in substantially the same form, will impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Fund could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Fund.

Asset Coverage for Certain Derivative Transactions. The Funds will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. With respect to futures and forward contracts that are not contractually required to cash-settle, for example, a Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to cash-settle, however, a Fund sets aside liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. Segregated assets cannot be sold or transferred unless an equivalent amount of assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

As another example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high as or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies. Wellington Management will monitor the Japan Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Japan Fund’s portfolio investments.

Possible Risk Factors in Hedging. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser’s or Subadviser’s, as applicable, predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used.

In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund’s portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser or Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

Other Derivatives Strategies. In the future, each Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund’s investment objective, legally permissible and adequately disclosed.

Hybrid Instruments (Indexed/Structured Securities). Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry illiquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC (which generally regulates the trading of commodity interests by U.S. persons) the SEC (which regulates the offer and sale of securities by and to U.S. persons) or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund’s investment in Hybrid Instruments will account for more than 10% of the Fund’s return (positive or negative).

Dollar Rolls. The Japan Fund may enter into “dollar rolls” in which a Fund sells mortgage or other asset-backed securities (“Roll Securities”) for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because “roll” transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than those reflecting typical portfolio management activities.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s or Subadviser’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Standby Commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Fund may not transfer a standby commitment to a third-party, although it could sell the underlying municipal security to a third-party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Funds, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or Subadviser, as applicable, may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors. In order to protect the value of the Funds’ assets from interest rate fluctuations and to hedge against fluctuations in the fixed-income market in which certain of the Funds’ investments are traded, the Funds may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. Each Fund will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Fund will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser or Subadviser, as applicable, will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. A Fund will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Fund.

A Fund will enter into these transactions only with banks and recognized securities dealers believed by the Adviser or Subadviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, have less liquidity than swaps.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

Short Sales. The Japan Fund may sell a security it does not own in anticipation of a decline in the market value of that security (“short sales”). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund, on a daily basis, will segregate and maintain cash or liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

The Japan Fund may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

The Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. The Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

Borrowing and Leverage. As a matter of fundamental policy, each Fund is authorized to borrow up to 33 1⁄3% of its total assets. Each Fund may borrow up to 33 1⁄3% of its total assets for temporary or emergency purposes. Each Fund may also borrow money for investment purposes and may pledge assets to secure such borrowings. In seeking to enhance investment performance, each Fund may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Fund’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three days thereafter (not including Sundays and holidays), to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund’s assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund’s assets increase or decrease in value than would otherwise be the case. This is the speculative factor known as leverage.

A Fund’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund. This practice may help increase the net asset value of the assets of the Fund in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Fund’s assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to the Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Fund’s assets would be reduced due to the added expense of interest on borrowed monies. The time and extent to which a Fund may employ leverage will be determined by the Adviser or Subadviser, as applicable, in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

Special Situations. A “special situation” arises when, in the opinion of the Adviser or Subadviser, as applicable, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Real Estate Investment Trusts (“REITs”). The Funds may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Income Trusts. The International Dividend Strategy Fund may invest in shares of income trusts in Canada. An income trust is an investment trust which holds income producing assets and passes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.

Certain income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. This flow-through structure for certain income trusts means that the distributions to such income trust investors are generally higher than dividends from an equivalent corporate entity.

Despite the potential for attractive regular payments, income trusts are equity investments, not fixed-income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification and potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change.

Restricted Securities. Securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Commercial paper issues in which a Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above.

Liquidity Risk Management. In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires open-end funds, such as the Funds, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. Effective December 1, 2017, as required by the Liquidity Rule, the Funds have implemented the initial portions of the Funds’ liquidity risk management program (the “Liquidity Program”), and the Board of Trustees has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. The implementation of the remaining portions of the Liquidity Program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment,” will take effect on or before June 1, 2019. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews each Fund’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Portfolio Turnover. A Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objective. A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders.

Future Development. Each Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Fund’s Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

Operational Risk. An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of: (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, no Fund may:

1.

With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”).

2.

Borrow money, except that: (i) the Fund may borrow in amounts up to 33 1⁄3% of its total assets for temporary or emergency purposes; (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets); and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Funds from engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

3.	Invest more than 25% of each Fund’s assets in the securities of issuers engaged in the same industry.

4.

Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may: (i) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and SAI, under policies developed by the Trustees; and (ii) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate.

5.	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

6.

Make loans, except through: (i) repurchase agreements; (ii) loans of portfolio securities; (iii) the purchase of portfolio securities consistent with a Fund’s investment objectives and policies, as described in the Prospectus; and (iv) as otherwise permitted by exemptive order of the SEC.

7.

Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restrictions (2) and (6) above.

The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Fund may not:

8.

Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of a Fund’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(a)(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser or Subadviser, as applicable, has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities. For purposes of this restriction, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and SAI are not deemed to constitute a pledge or loan of assets.

9.

Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

10.

Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

11.

For the Japan Fund: Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Fund may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees of the Trust are responsible for the overall supervision of the operation of the Funds and perform various duties imposed on trustees of investment companies by the 1940 Act and the Trust’s Declaration of Trust. Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by ACS and other affiliates of SunAmerica.

Disinterested Trustees

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years[3]
Dr. Judith L. Craven Age: 73	Trustee	2001 to Present	Retired.	73	Director, A.G. Belo Corporation (media company) (1992 to 2014); Director, Sysco Corporation (food marketing and distribution company) (1996 to 2017); Director, Luby’s, Inc. (1998 to Present).
William F. Devin Age: 80	Trustee	2001 to Present	Retired.	24	None
Richard W. Grant Age: 73	Trustee Chairman of the Board	2011 to Present	Retired.	24	None
Stephen J. Gutman Age: 75	Trustee	1985 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to Present); President, SJG Marketing, Inc. (2009 to Present).	24	None
Eileen A. Kamerick Age: 59	Trustee	2018 to Present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014).	24	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Legg Mason Closed End Funds (registered investment companies) (since 2013); Westell Technologies, Inc. (technology company) (2003 to 2016).

Interested Trustee

Name and Age	Position(s) Held with Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Directorship(s) Held by Trustee During Past 5 Years[3]
Peter A. Harbeck[4] Age: 64	Trustee	1995 to Present	President (1995 to Present), CEO and Director (1992 to Present), SunAmerica; Director, ACS (1993 to Present); Chairman, President and CEO, Advisor Group, Inc. (2004 to 2016).	150	None

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Trust (2 funds); SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund); SunAmerica Income Funds (“SAIF”) (3 funds); SunAmerica Series, Inc. (“SA Series”) (6 portfolios); SunAmerica Specialty Series (“Specialty Series”) (6 funds); Anchor Series Trust (“AST”) (5 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund); VALIC Company I (“VALIC I”) (34 funds); VALIC Company II (“VALIC II”) (15 funds); SunAmerica Series Trust (“SAST”) (58 portfolios); and Seasons Series Trust (“SST”) (19 portfolios).

[3]

Directorships of companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

[4]	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of ACS.

Officers

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
John T. Genoy Age: 50	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).
Gregory R. Kingston Age: 52 Address: 2919 Allen Parkway Houston, Texas 77019	Treasurer	2014 to Present	Vice President, SunAmerica (2001 to Present); Head of Mutual Fund Administration, SunAmerica (2014 to Present).
James Nichols Age: 52	Vice President	2006 to Present	Director, President and CEO, ACS (2006 to Present); Senior Vice President, SunAmerica (2002 to Present).
Gregory N. Bressler Age: 52	Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).
Kathleen D. Fuentes Age: 49	Chief Legal Officer and Assistant Secretary	2013 to Present	Vice President and Deputy General Counsel, SunAmerica (2006 to Present).
Shawn Parry Age: 46 Address: 2919 Allen Parkway Houston, Texas 77019	Vice President and Assistant Treasurer	2014 to Present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to Present).
Donna M. McManus Age: 57	Vice President and Assistant Treasurer	2014 to Present	Managing Director, BNY Mellon (2009 to 2014); Vice President, SunAmerica (2014 to Present).

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher C. Joe Age: 49 Address: 2919 Allen Parkway Houston, Texas 77019	Chief Compliance Officer	2017 to Present	Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017 to Present); Chief Compliance Officer, VALIC Retirement Services Company (2017 to Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2017 to Present); Chief Compliance Officer, Invesco PowerShares (2012 to 2017); U.S. Compliance Director, Invesco Ltd. (2006 to 2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014 to 2015).
Timothy P. Pettee	Vice President	2018 to Present	Chief Investment Strategist, SunAmerica (2013 to Present); Chief Investment Officer (2003 to 2013).
Matthew J. Hackethal Age: 46	Anti-Money Laundering (“AML”) Compliance Officer	2006 to Present	Acting Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2016 to 2017); Chief Compliance Officer, SunAmerica ( 2007 to Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2016 to 2017) AML Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2006 to Present); and Vice President, SunAmerica (2011 to Present).

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Trust, on behalf of the Funds, has engaged SunAmerica and, for the Japan Fund, SunAmerica has engaged the Subadviser, to manage the Funds on a day-to-day basis. The Board is responsible for overseeing SunAmerica and the Subadviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no directors who are Interested Trustees of the Trust are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee (the “Nomination Committee”), Ethics Committee, and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Funds’ investment management and business affairs, and also by the Funds’ subadviser(s) and other service providers in connection with the services they provide to the Funds. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and as a trustee or director of the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 1998 and serves as a Trustee of the Trust. She currently serves as a director or trustee with respect to 73 of the funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience from serving on the boards of directors of several public companies for more than ten years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 24 of the funds in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience from serving on the Board of Directors of the Boston Options Exchange from 2001 to 2010.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011 and serves as Chairman of the Board of the Trust. He currently serves as a director or trustee with respect to 24 of the funds in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 24 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 150 of the funds in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995 and as Director of ACS since 1993.

Eileen A. Kamerick. Ms. Kamerick has served as a director or trustee in the Fund Complex since 2018, and serves as a Trustee of the Trust. She currently serves as a director or trustee with respect to 24 of the funds in the Fund Complex. She has experience in business and finance, including financial reporting, experience as a board member of a highly regulated financial services company, and experience as a board member of registered investment companies.

Each Disinterested Trustee serves on the Trust’s Audit Committee. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent registered public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Devin, Grant and Gutman, Dr. Craven and Ms. Kamerick, with Mr. Devin serving as Chairman. Messrs. Devin, Grant and Gutman, Dr. Craven and Ms. Kamerick each receive $4,021 per meeting for serving on the Audit Committees of the AIG Funds (“AIGF”)5, SASFR and AST. The Audit Committee met four times during the fiscal year ending September 30, 2018.

The Nomination Committee recommends to the Trustees those persons to be nominated by the Trustees as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Each Fund holds meetings of shareholders only when required by the 1940 Act or the Trust’s Declaration of Trust. Shareholders who would like to submit proposals for consideration at future shareholder meetings of either the International Dividend Strategy Fund or the Japan Fund should send written proposals to Gregory N. Bressler, Secretary, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. The members of the Nomination Committee are Messrs. Devin, Grant, and Gutman, Dr. Craven and Ms. Kamerick, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $2,415 annual retainer for serving as Chairman of the Nomination Committees of AIGF, AST and SASFR and Messrs. Devin and Grant, Dr. Craven and Ms. Kamerick each receive a $1,609 annual retainer for serving as a member of the Nomination Committees of AIGF, AST and SASFR. Messrs. Devin and Grant, Dr. Craven and Ms. Kamerick each receive $807 per scheduled meeting ($406 for telephonic meetings) and Mr. Gutman, as Chairman, receives $966 per scheduled meeting ($483 per telephonic meeting). The Nomination Committee met four times during the fiscal year ended September 30, 2018.

The Ethics Committee is responsible for applying the Code of Ethics applicable to a Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant and Gutman, Dr. Craven and Ms. Kamerick, with Dr. Craven serving as Chairman. Dr. Craven receives a $2,415 annual retainer for serving as Chairman of the Ethics Committees of AIGF, AST and SASFR and Messrs. Devin, Grant and Gutman and Ms. Kamerick each receive a $1,609 annual retainer for serving on the Ethics Committees of AIGF, AST and SASFR. Messrs. Devin, Grant and Gutman and Ms. Kamerick each receive $807 per scheduled meeting ($406 for telephonic meetings) and Dr. Craven, as Chairman, receives $966 per scheduled meeting ($483 per telephonic meeting). The Ethics Committee met two times during the fiscal year ended September 30, 2018.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Devin, Grant and Gutman, Dr. Craven and Ms. Kamerick, with Mr. Devin serving as Chairman. Mr. Devin receives a $2,415 annual retainer for serving as Chairman of the Governance Committees of AIGF, AST and SASFR, and Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick each receive a $1,609 annual retainer for serving on the Governance Committees of AIGF, AST and SASFR. Messrs. Grant and Gutman, Dr. Craven and Ms. Kamerick each receive $807 per scheduled meeting ($406 for telephonic meetings) and Mr. Devin, as Chairman, receives $966 per scheduled meeting ($483 per telephonic meeting). The Governance Committee met 2 times during the fiscal year ended September 30, 2018.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Disinterested Trustees
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Richard W. Grant	None	None
Stephen J. Gutman	None	$10,001-$50,000

[5]	AIGF consists of the Trust, SAIF, SA Series, Specialty Series and SAMMF.

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Eileen A. Kamerick	None		None
Interested Trustee
Peter A. Harbeck	None	Over $	100,000

[1]	Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.
[2]	Includes AIGF, AST, SASFR, SAST and SST.

Trustee Compensation

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives from each fund within AIGF a pro rata portion (based upon the funds’ net assets) of $96,468 in annual compensation for acting as a director or trustee of AIGF ($133,968 in annual compensation for the Chairman of the Board). Each Disinterested Trustee of AIGF receives an additional $8,039 per attended quarterly meeting ($11,164 for the Chairman of the Board). Each Disinterested Trustee of SASFR receives $1,449 for each quarterly meeting attended ($2,012 for the Chairman of the Board) and $5,796 in annual compensation ($8,052 for the Chairman of the Board). In addition, each Disinterested Trustee of AST receives $32,184 in annual compensation for acting as Trustee to AST ($44,664 in annual compensation for the Chairman of the Board). Each Disinterested Trustee of AIGF, SASFR and AST receives $4,021 in compensation for attendance at each Special Board Meeting ($5,883 for the Chairman of the Board). This per meeting fee will be allocated to and paid by each fund within AIGF, SASFR and AST based upon such fund’s net assets and will also be allocated only to those funds that are subject to that meeting.

The following table sets forth information summarizing the compensation of each Disinterested Trustee of the Trust for his or her services as a trustee/director to certain of the funds within the Fund Complex for the fiscal year ended September 30, 2018. Neither Mr. Harbeck, an Interested Trustee of the Trust, nor any officers of the Trust receive any compensation.

Compensation Table

Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee[1]
Dr. Judith L. Craven[2]	$1,008	$421,381
William F. Devin[2]	$1,013	$465,940
Richard W. Grant	$1,347	$266,897
Stephen J. Gutman	$1,009	$199,651
Eileen A. Kamerick	$723	$144,866

[1]	Information is as of September 30, 2018 for the investment companies in the complex that pay fees to these Trustees. The investment companies are the AIGF, AST, SASFR, VALIC I and VALIC II.
[2]	Mr. Devin and Dr. Craven are also Trustees of VALIC I and VALIC II.

As of December 31, 2018, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of each Fund.

Principal Shareholders of Securities

The following shareholders owned, of record or beneficially, 5% or more of the indicated Fund Class’s outstanding shares as of December 31, 2018.

Name	Fund Class	Of Record or Beneficial Ownership	% Ownership
AIG Multi-Asset Allocation Fund Attn: Greg Kingston 2929 Allen Pkwy # A8-10 Houston, TX 77019-7100	AIG International Dividend Strategy Fund—Class A	Record	22.93
AIG Active Allocation Fund Attn: Greg Kingston 2929 Allen Pkwy # A8-10 Houston, TX 77019-7100	AIG International Dividend Strategy Fund—Class A	Record	15.47
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers Attn: Service Team SEC# 97NS0 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	AIG International Dividend Strategy Fund—Class C	Record	9.02
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	AIG International Dividend Strategy Fund—Class C	Record	8.25
Wells Fargo Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	AIG International Dividend Strategy Fund—Class C	Record	10.28
UBS WM USA Spec Cdy A/C Ben Cust UBSFSI Omni Account M/F Attn: Department Manager 1000 Harbor Blvd FL 5 Weehawken, NJ 07086-6761	AIG International Dividend Strategy Fund—Class C	Record	9.20
Morgan Stanley Smith Barney For exclusive benefit of its customers 1 New York Plaza Floor 12 New York, NY 10004-1965	AIG International Dividend Strategy Fund—Class C	Record	7.19
Raymond James & Associates Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	AIG International Dividend Strategy Fund—Class C	Record	11.27
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers Attn: Service Team SEC# 97ME8 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	AIG International Dividend Strategy Fund—Class W	Record	5.11
Wells Fargo Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	AIG International Dividend Strategy Fund—Class W	Record	22.81

Name	Fund Class	Of Record or Beneficial Ownership	% Ownership
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	AIG International Dividend Strategy Fund—Class W	Record	36.22
UBS WM USA Spec Cdy A/C/ Ben Cust UBSFSI Omni Account M/F Attn: Department Manager 1000 Harbor Blvd FL 5 Weehawken, NJ 07086-6761	AIG International Dividend Strategy Fund—Class W	Record	8.83
Raymond James & Associates Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	AIG International Dividend Strategy Fund—Class W	Record	19.10
AIG Multi-Asset Allocation Fund Attn: Greg Kingston 2929 Allen Pkwy # A8-10 Houston, TX 77019-7100	AIG Japan Fund—Class A	Record	47.50
AIG Active Allocation Fund Attn: Greg Kingston 2929 Allen Pkwy # A8-10 Houston, TX 77019-7100	AIG Japan Fund—Class A	Record	21.86
UBS WM USA Spec Cdy A/C/ Ben Cust UBSFSI Omni Account M/F Attn: Department Manager 1000 Harbor Blvd FL 5 Weehawken, NJ 07086-6761	AIG Japan Fund—Class A	Record	5.57
Morgan Stanley Smith Barney For exclusive benefit of its customers 1 New York Plaza Floor 12 New York, NY 10004-1965	AIG Japan Fund—Class A	Record	9.88
Morgan Stanley Smith Barney For exclusive benefit of its customers 1 New York Plaza Floor 12 New York, NY 10004-1965	AIG Japan Fund—Class C	Record	79.37
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers Attn: Service Team SEC# 97ME8 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	AIG Japan Fund—Class C	Record	7.03
RBC Capital Markets, LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street—P08 Minneapolis, MN 55402-4413	AIG Japan Fund—Class W	Record	7.45

Name	Fund Class	Of Record or Beneficial Ownership	% Ownership
UBS WM USA Spec Cdy A/C Ben Cust UBSFSI Omni Account M/F Attn: Department Manager 1000 Harbor Blvd FL 5 Weehawken, NJ 07086-6761	AIG Japan Fund—Class W	Record	50.75
SunAmerica Asset Management, LLC Attn: Frank Curran Harborside 5 185 Hudson Street, Suite 3300 Jersey City, NJ 07311-1209	AIG Japan Fund—Class W	Record	37.97

ADVISER, SUBADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND SERVICING AGENT

The Adviser

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the “Advisory Agreement”) with the Trust, on behalf of each Fund. On December 31, 2013, the Adviser was reorganized as a Delaware limited liability company. As of December 31, 2018, the Adviser managed, advised and/or administered assets of approximately $79.2 billion. The Adviser is a wholly-owned subsidiary of American General Life Insurance Company, which in turn is a wholly-owned subsidiary of AGC Life Insurance Company, which in turn is a wholly-owned subsidiary of SunAmerica Financial Group, Inc., which in turn is a wholly-owned subsidiary of SAFG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

Under the Advisory Agreement, the Adviser serves as investment adviser for, and selects and manages the investments of, the International Dividend Strategy Fund. The Adviser employs a subadviser, Wellington Management, with respect to the Japan Fund. The Adviser also provides various administrative services and supervises the Funds’ daily business affairs, subject to general review by the Trustees.

In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as Wellington Management, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of a Fund, at SunAmerica’s own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica’s duties.

Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all expenses of the Trust and such Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Funds, SunAmerica receives a fee from each Fund, payable monthly, computed daily at the annual rates set forth below:

Fund	Fee Rate (as a % of average daily net asset value)
International Dividend Strategy Fund	1.00% of net assets
Japan Fund	1.15% of net assets

SunAmerica or its affiliates may receive financial support from certain subadvisers for distribution-related services, including support to help offset costs for training to support sales of the Funds.

The following table sets forth the total advisory fees received by SunAmerica from each Fund pursuant to the Advisory Agreement for the fiscal years ended September 30, 2018, 2017 and 2016.

Advisory Fees

Fund	2018	2017	2016
International Dividend Strategy Fund	$834,942	$884,572	$956,705
Japan Fund	$334,510	$342,050	$452,753

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses with respect to a Fund to the extent that the Total Annual Fund Operating Expenses exceed the amounts set forth in the following table. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. These expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

	Annual Total Fund Operating Expenses (as a percentage of average daily net assets)

Fund	Class A	Class C	Class W
International Dividend Strategy Fund	1.90%	2.55%	1.70%
Japan Fund	1.90%	2.55%	1.70%

SunAmerica may also voluntarily waive and/or reimburse additional amounts to increase the investment return to a Fund’s investors.

Further, any contractual waivers and/or reimbursements made by SunAmerica with respect to a Fund are subject to recoupment from that Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the limitation in effect at the time the waivers and/or reimbursements occurred or (b) the current expense limitation of that share class. The potential recoupments are accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such recoupment and that SunAmerica intends to seek such recoupments, the amount of the recoupment will be accrued as an expense of the Fund for that current period.

The following table sets forth the fee waivers and/or expense reimbursements (recoupments) made to the Funds by SunAmerica for the fiscal years ended September 30, 2018, 2017 and 2016.

Fee Waivers and/or Expense Reimbursements (Recoupments)

2018

Fund	Class A	Class C	Class I*	Class W
International Dividend Strategy Fund	$41,586	$12,338	$2,394	$10,384
Japan Fund	$123,545	$45,489	N/A	$13,979

2017

Fund	Class A	Class C	Class I	Class W
International Dividend Strategy Fund	$(10,614)	$11,003	$1,752	$9,702
Japan Fund	$135,579	$38,596	N/A	$9,394

2016

Fund	Class A	Class C	Class I	Class W
International Dividend Strategy Fund	$18,416	$13,446	$5,164	$10,647
Japan Fund	$131,021	$39,815	N/A	N/A

*

Class I shares of the International Dividend Strategy Fund were liquidated on September 7, 2018. Prior to their liquidation, SunAmerica was contractually obligated pursuant to an Expense Limitation Agreement to waive its fees and/or reimburse expenses to the extent that Total Annual Fund Operating Expenses of Class I shares exceeded 1.80%.

Subadviser. SunAmerica has retained Wellington Management as subadviser pursuant to a Subadvisory Agreement dated January 27, 2012, with respect to the Japan Fund. Wellington Management’s principal offices are located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,087 billion in assets.

In its capacity as subadviser, Wellington Management performs its advisory operations independently of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays Wellington Management’s fees. The annual fee rate that SunAmerica pays to Wellington Management is equal to 0.45% of the average daily net assets of the Japan Fund.

For the fiscal years ended September 30, 2016, 2017 and 2018, SunAmerica paid Wellington Management $177,164, $133,846 and $130,895, respectively.

Each of the Advisory Agreement and the Subadvisory Agreement will terminate automatically in the event of its assignment. Each of the agreements will remain in effect from year to year thereafter so long as the continuance is approved at least annually: (a) by the vote of a majority of a Fund’s Trustees who are Disinterested Trustees of the Trust or SunAmerica, cast in person at a meeting specifically called for the purpose of voting on such approval; or (b) by the vote of a majority of the Board and the vote of a majority of the outstanding Fund shares. Each agreement may be terminated at any time without penalty on sixty (60) days’ notice by the Trustees, SunAmerica or Wellington Management, as applicable, or by the vote of the majority of the outstanding Fund shares. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund on the part of SunAmerica or Wellington Management, SunAmerica or Wellington Management, as applicable, will not be liable to the Fund for any loss incurred.

Information about the Portfolio Managers

Other Accounts Managed by each Portfolio Manager

The following table indicates the number of other accounts managed by each portfolio manager (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”) and the total assets in the accounts in each of the following categories as of September 30, 2018 (unless otherwise indicated): Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

			Number of Other Accounts Managed and Total Assets by Account ($ millions except as noted)			Number of Accounts and Total Assets Which Advisory Fee is Performance Based ($ millions except as noted)
Fund	Adviser/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
International Dividend Strategy Fund	SunAmerica	T. Pettee	8	—	—	—	—	—
			$14,342	$—	$—	$—	$—	$—
		T. Campion	32	—	—	—	—	—
			$32,779	$—	$—	$—	$—	$—
		A. Sheridan	29	—	—	—	—	—
			$31,438	$—	$—	$—	$—	$—
Japan Fund	Wellington	J.Y. Oh	3	4	7	—	2	2
			$195,365,004	$186,653,861	$1,413,763,569	$—	$148,179,992	$800,515,666

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•

Trade Allocations. One situation where a conflict may arise between a Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, the Adviser or Subadviser, as applicable, may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Funds. The Funds, the Adviser and the Subadviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Funds, the Adviser and the Subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Funds and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of the Funds or Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and the Subadviser seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser and the Subadviser do not track the time a Portfolio Manager spends on each Fund or a single Other Client Account, the Adviser and the Subadviser do periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally the Adviser’s and Subadviser’s Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Subadviser’s Codes of Ethics will eliminate such conflicts.

Wellington Management. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Mr. Oh, the Japan Fund’s portfolio manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Japan Fund (the “Wellington Portfolio Manager”), generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Wellington Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Wellington Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Fund.

The Wellington Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Wellington Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Oh also manages accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Wellington Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the Wellington Portfolio Manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Wellington Portfolio Manager. Finally, the Wellington Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

SunAmerica’s Portfolio Manager Compensation

SunAmerica Portfolio Managers’ compensation has a salary, plus a bonus made up of short-term incentive and long-term incentive components. The salary is a fixed annual salary, and is generally based on a Portfolio Manager’s responsibilities and leadership role within the organization. The short-term incentive is discretionary and based on the respective Fund’s performance, the individual’s performance and the organizational performance of AIG in the current compensation period. In addition, SunAmerica may award long-term incentive compensation to an eligible portfolio manager who consistently meets or exceeds relative performance criteria.

SunAmerica believes its compensation program is adequate to incentivize Portfolio Managers and analysts to seek maximum performance within risk parameters described in each Fund’s Prospectus.

Wellington Management’s Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management in the Fund as set forth in a Subadvisory Agreement between Wellington Management and SunAmerica on behalf of the Japan Fund. Wellington Management pays its investment professionals out of its total revenues, including the subadvisory fees earned with respect to the Fund. The following information relates to the fiscal year ended September 30, 2018.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Japan Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the MSCI Japan Index over one-, three- and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Wellington Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Oh is a Partner.

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of Fund shares beneficially owned by each Portfolio Manager as of September 30, 2018 (unless otherwise indicated):

Name of Portfolio Manager	Dollar Range of Equity Securities beneficially owned in each Fund managed by the named Portfolio Manager
Timothy Pettee	$100,001 - $500,000
Timothy Campion	None
Andrew Sheridan	None
Jun Y. Oh	None

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which restricts the personal investing by certain Access Persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust (as defined in the SunAmerica Code) or SunAmerica during a quarter. The SunAmerica Code is filed as an exhibit to each Fund’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

Wellington Management has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, the Subadviser reports to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons (as defined in the SunAmerica Code) of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of each class of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with ACS, a registered broker-dealer and an indirect wholly-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

ACS serves as distributor of Class W shares and incurs the expenses of distributing the Class W shares under the Distribution Agreement; none of these expenses are reimbursed or paid by the Trust.

Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are Disinterested Trustees of the Trust. The Trust and the Distributor each have the right to terminate the Distribution Agreement with respect to a Fund on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

The Trust has entered into an Administration and Shareholder Services Agreement (the “Class W Services Agreement”) with ACS to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Services Agreement, as compensation for various services rendered, the Distributor receives a fee from the Trust of 0.15% of the daily net assets of each Fund’s Class W shares.

Distribution Plans

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to such rule, the Funds have adopted Distribution Plans for Class A and Class C shares (hereinafter referred to as the “Class A Plan” and the “Class C Plan” and together as the “Distribution Plans”). There is no Distribution Plan in effect for the Class W shares.

The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of 0.10% of average daily net assets of a Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class C Plan, the Distributor receives payments from a Fund at the annual rate of 0.75% of the average daily net assets of such Fund’s Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

The following table sets forth the distribution and account maintenance fees the Distributor received from the Funds under the Distribution Plans for the Class A and C shares and the service fees received by the Distributor under the Class W Services Agreement for the Class W shares, for the fiscal years ended September 30, 2018, 2017 and 2016.

Distribution and Account Maintenance Fees, and Class I and Class W Service Fees

	2018
Fund	Class A	Class C	Class I*	Class W
International Dividend Strategy Fund	$237,133	$98,782	$524	$7,135
Japan Fund	$76,351	$64,722	N/A	$764

	2017
Fund	Class A	Class C	Class I*	Class W**
International Dividend Strategy Fund	$238,489	$138,331	$632	$8,622
Japan Fund	$85,486	$51,392	N/A	$78

	2016
Fund	Class A	Class C	Class I*	Class W
International Dividend Strategy Fund	$248,129	$172,374	$663	$10,911
Japan Fund	$113,018	$70,790	N/A	N/A

*	Class I shares of the International Dividend Strategy Fund were liquidated on September 7, 2018.
**	Class W shares of the Japan Fund commenced operations on April 20, 2017.

During the fiscal year ended September 30, 2018, the Distributor incurred the following expenses in connection with its distribution of the Funds’ shares:

International Dividend Strategy Fund	Class A	Class C
Compensation to sales personnel	$27,505	$2,928
Compensation to broker-dealers*	$76,812	$38,614
Advertising	$4,561	$675
Printing and mailing of prospectuses to other than current shareholders	$6,333	$907
Other Expenses#	$36,452	$20,517

Japan Fund	Class A	Class C
Compensation to sales personnel	$4,837	$10,793
Compensation to broker-dealers*	$5,488	$27,943
Advertising	$2,696	$775
Printing and mailing of prospectuses to other than current shareholders	$3,080	$899
Other Expenses#	$22,850	$19,258

*	For Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.
#	Other Expenses include miscellaneous printing and marketing overhead expenses.

Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Board of Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to materially increase the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund, without payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees. In the Trustees’ quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within VALIC, an affiliate of SunAmerica, other than the standard dealer concessions listed under

“Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans, or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs. The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Funds in the calendar year ended December 31, 2018. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Advisor Group, Inc.

Ameriprise Financial

Charles Schwab & Co.

CUSO Financial Services, L.P.

LPL Financial

Merrill Lynch

Morgan Stanley Wealth Management

National Financial Services/Fidelity Services

Oppenheimer & Co.

Pershing, LLC

Raymond James & Associates

RBC Wealth Management

Robert W. Baird

Stifel, Nicolaus & Co, Inc.

TD Ameritrade Trust Company

UBS Financial Services

VALIC Financial Advisors

Vanguard Group

Wells Fargo Advisors

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Funds, the Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to AFS (as defined below), the Transfer Agent (as defined below), or to the Distributor pursuant to the Class W Services Agreement with respect to the Class W shares.

Servicing Agent. The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which AIG Fund Services, Inc. (“AFS”), an affiliate of SunAmerica, acts as a servicing agent assisting DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”) in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, AFS may receive reimbursement of its costs in providing such shareholder services. AFS is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, as compensation for services rendered, AFS receives a fee from each Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares. From this fee, AFS pays a fee to DST (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended. For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.

The Service Agreement dated January 1, 1999, as amended from time to time, continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees, including a majority of the Disinterested Trustees.

The following table sets forth the fees paid by the Funds to AFS pursuant to the Service Agreement for the fiscal years ended September 30, 2018, 2017 and 2016.

Fund	2018	2017	2016
International Dividend Strategy Fund	$181,361	$191,875	$205,378
Japan Fund	$63,739	$65,027	$86,043

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Funds and the Funds’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to Funds, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.

The Funds are generally passive investors in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Funds generally will abstain on “social issue proposals.”

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board of Trustees has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the independent proxy voting agent, but may rely on a subadviser of a Fund, or other sources. SunAmerica, or a subadviser of a Fund, may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Funds’ shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Funds’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

*

Only applicable to index and passively managed funds in the Fund Complex. The boards of the funds have determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the funds retain a particular security. That is, the funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.

•	Not vote proxies for securities that are out on loan;**

•	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidance or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of a Funds’ shareholders and the interests of SunAmerica or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Disinterested Trustee, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (a) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (800) 858-8850.

Board Reporting. The Funds’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of information about the portfolio holdings of the Funds (the “Portfolio Holdings Policies”). These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless the Funds’ portfolio holdings information has been publicly disclosed, it is each Fund’s policy to prevent disclosure of such information, except as may be permitted by the Portfolio Holdings Policies.

Each Fund’s complete portfolio holdings will be publicly available via SEC filings made by the Fund on a fiscal quarterly basis. The filings will be made on Form N-Q for the Fund’s first and third fiscal quarters (not later than 60 days after the close of the applicable quarter) and on Form N-CSR for the Fund’s second and fourth fiscal quarters (not later than 10 days after the transmission to shareholders of the Fund’s semi-annual report and annual report, respectively). A schedule of the complete holdings of the Fund will also be available on the Fund’s website approximately 30 days after the end of each month.

Moreover, there may be instances from time to time when SunAmerica determines that it is important to immediately communicate certain information to a Fund’s shareholders, including communications that may contain information about the Fund’s portfolio holdings. In these instances, and where SunAmerica determines that the most efficient manner to disseminate such information to shareholders is to post the information on the Fund’s website, the information will be considered publicly disseminated pursuant to the Portfolio Holdings Policies. In order for information about portfolio holdings to be disseminated in this manner, SunAmerica’s general counsel must approve the dissemination of this information and such information must be posted prominently on the Fund’s website.

SunAmerica, Wellington Management and/or each Fund may disclose any and all portfolio holdings information prior to public dissemination to the Fund’s primary service providers (i.e., the Fund’s investment adviser, subadviser, distributor, custodian, transfer agent, servicing agent, fund accountant, administrator, independent public accountants, and legal counsel) and

**

The boards of the funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the Adviser will use its reasonable efforts to recall the security.

to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services on behalf of the Fund. Portfolio holdings information may be disclosed to the third parties described above to the extent and as frequently as necessary to allow such third party to perform its duties and responsibilities. These parties are generally subject to duties of confidentiality with respect to the portfolio holdings information they receive, imposed by either law, contract or by the nature of their duties.

SunAmerica, Wellington Management and/or each Fund may selectively disclose the Fund’s non-public portfolio holdings prior to public dissemination to third parties (other than those service providers described above), only if (1) the Fund has a legitimate purpose to do so, and (2) the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. Before any such disclosure is made, a written request must be submitted to and approved by SunAmerica’s legal department. SunAmerica’s legal department may approve the request if it is reasonably determined that the requested disclosure would serve a legitimate business purpose of the Fund. If the request is approved, the third party must execute a confidentiality agreement in a form deemed acceptable by the SunAmerica legal department, unless such disclosure is otherwise required by applicable law, including requests by regulators, court order, or similar authority. Neither the Fund, SunAmerica, Wellington Management nor their affiliates, may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties has been informed of its duty of confidentiality and has been approved to receive information concerning the Funds’ holdings:

1.	Subadviser. The Subadviser is continuously provided with the entire portfolio holdings for the Japan Fund on a daily basis.

In connection with providing investment advisory services to its clients, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties:

Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings information on a daily basis.

Bloomberg LP (“Bloomberg”) provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis.

Moody’s Analytics Knowledge Services (formerly, Copal Amba) performs certain investment guideline monitoring and coding activities, in addition to analytical and reporting functions on behalf of Wellington Management, and has access to portfolio holdings information on a daily basis.

MSCI, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

State Street Bank and Trust Company (“State Street”) performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Syntel Inc. performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

2.

PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds’ financial statements. PwC does not disclose to third parties information regarding the Funds’ holdings.

3.

Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information in connection with tax services it provides to the Funds. E&Y does not disclose to third parties information regarding the Funds’ holdings.

4.

State Street. State Street, as custodian to the Funds, has daily access to the entire holdings of each Fund. State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Funds.

5.

Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is provided with the entire portfolio holdings information for each Fund on a monthly basis. This information is disclosed approximately thirty (30) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Fund.

6.

Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service where certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

7.

Bloomberg. Bloomberg is provided with the entire portfolio holdings information for each Fund on a quarterly basis, approximately forty-five (45) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.

Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.

Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

10.

Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

11.

Marketing Firms. SunAmerica’s marketing group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services. Depending on the funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

12.

Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of each Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Fund’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.

13.

SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Funds.

Certain other information concerning a Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that: (i) the information has been made available to all shareholders of a

Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on a Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1. Asset Class Information. Asset class information (e.g., equity, fixed-income, currency or commodities) and the total percentage of the Fund held in each asset class;

2. Sector or Geographic Information. Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;

3. Impact of Fund Allocation Information. Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4. General Portfolio Characteristics. General portfolio characteristics of the Fund, including, but not limited to, total number of stocks held by the Fund, average market capitalization and return on equity.

Other data regarding a Fund’s portfolio may also be distributed prior to public dissemination of the Fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Fund’s specific portfolio holdings cannot be derived from such data. Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, p/e ratio, r2 and beta.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser or the Subadviser, as applicable, is responsible for decisions to buy and sell securities for a Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser or the Subadviser.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Adviser or the Subadviser may direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses, including, for example, custody expenses. It is possible that broker-dealers participating in this program in the future might be affiliated with the Adviser or the Subadviser, subject to applicable legal requirements. The brokerage of one Fund will not be used to help pay the expenses of any other AIG mutual fund. The Adviser will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to contractually. All expenses paid through expense offset arrangements resulting from broker commission recapture will be over and above such waivers and/or reimbursements, so that the Adviser will not receive any direct or indirect economic benefit from the directed brokerage arrangements. By entering into these types of expense offset arrangements, a Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield.

In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s and Subadviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. The Adviser or the Subadviser may, however, select broker-dealers that provide it with research services—analyses and reports concerning issuers, industries, securities, economic factors and trends—and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser or the Subadviser with respect to clients other than the Funds and may not be used in connection with the Funds. No specific value can be determined for research services furnished without cost to the Adviser or the Subadviser by a broker. The Adviser and the Subadviser are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s and the Subadviser’s research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser’s and the Subadviser’s investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser or the Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or the Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or the Subadviser with certain statistical, research and other information.

The Adviser or the Subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser or the Subadviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies that the Adviser or the Subadviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or the Subadviser. The Adviser or the Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended September 30, 2018, 2017 and 2016.

2018 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
International Dividend Strategy Fund	$77,133	$—	—%	—%
Japan Fund	$27,844	$—	—%	—%

2017 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
International Dividend Strategy Fund	$32,386	$—	—%	—%
Japan Fund	$48,706	$—	—%	—%

2016 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
International Dividend Strategy Fund	$123,738	$—	—%	—%
Japan Fund	$74,097	$—	—%	—%

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the “Shareholder Account Information” section of the Funds’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met the Funds’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed: (i) at the time of purchase (Class A shares); or (ii) on a deferred basis (Class C and certain Class A shares). Class II shares, now designated as Class C shares, had elements of a sales charge that was imposed at the time of purchase and that is deferred prior to their redesignation. Class W shares are not subject to any sales charges. An investor transacting in Class W shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following tables set forth the front-end sales concessions with respect to Class A and Class C shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges (“CDSCs”) with respect to Class A and Class C shares of each Fund, received by the Distributor for the fiscal years ended September 30, 2018, 2017 and 2016.

2018

Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker-Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class C Shares
International Dividend Strategy Fund	$43,079	$—	$12,052	$—	$869
Japan Fund	$16,064	$—	$3,699	$—	$1,182

2017

Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker-Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class C Shares
International Dividend Strategy Fund	$67,812	$—	$13,319	$—	$696
Japan Fund	$37,828	$—	$1,185	$—	$1,269

2016

Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker-Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class C Shares
International Dividend Strategy Fund	$60,039	$—	$20,427	$5,569	$4,128
Japan Fund	$40,941	$—	$4,693	$253	$12,387

Waiver of CDSCs. For a discussion of the waiver of CDSCs, please see “Sales Charge Reductions and Waivers” and “Financial Intermediary-Specific Sales Charge Waiver Policies” in the Prospectus. CDSCs may be waived on redemptions of Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SASF serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1⁄2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Systematic Withdrawal Plan is established or at the time of withdrawal. All dividends and capital gains distributions must be reinvested.

Purchases through the Distributor

An investor may purchase shares of a Fund through dealers that have entered into selected dealer agreements with the Distributor. Such dealers are expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor (through such dealers) before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the specific Fund or payable to AIG Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG Fund Services, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219186, Kansas City, MO 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG Fund Services, Inc., c/o DST Asset Manager Solutions, Inc., P.O. Box 219186, Kansas City, MO 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

•	You must have an existing AIG Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to AFS at: (816) 218-0519.

•	Call AFS’ Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

•

Instruct the bank to wire the specified amount to the Transfer Agent: DST Asset Manager Solutions, Inc., Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans that offer the Funds as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs. Further, the sales charge is waived with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers; provided the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis. Shares purchased under this waiver may not be resold except to the Fund. As described under “Shareholder Account Information” in the Prospectus, Class W shares may be held through (i) advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, and (ii) brokerage platforms of financial intermediaries that have entered into an agreement with the Fund’s principal underwriter to offer such shares solely when acting as agent for the investor. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor. Please also see “Financial Intermediary-Specific Sales Charge Waiver Policies” in the Prospectus.

Reduced Sales Charges (Class A Shares only). As discussed under “Shareholder Account Information” and “Financial Intermediary-Specific Sales Charge Waiver Policies” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform a Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a Financial Intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the right of accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds or of other funds advised by the Adviser which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased in connection with the original Letter of Intent (as well as shares purchased during the 30-day period prior to the execution of the original Letter of Intent as referenced above), and still owned by the shareholder, will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer access at least annually to the group’s membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds, may pay the redemption price in whole or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders in the Funds may exchange their shares for the same class of shares of any other Fund or other AIGF distributed by the Distributor. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of the Advisor) and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another of AIGF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another of AIGF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class C to Class A

Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, each Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of excessive exchanges that coincide with a “market timing” strategy may be disruptive to a Fund and may therefore be refused.

Exchanging between Share Classes of the Same Fund

In connection with advisory fee-based investment programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their Class C shares of a Fund into Class A shares of the same

Fund. These transactions will be processed as an exchange of the shares you currently hold for shares in the new class. Shareholders exchanging into the new class must meet the eligibility requirements for such class, as described in a Fund’s Prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering a Program with such Financial Institution. Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class C shares for Class A shares - Shareholders that are part of a Program may exchange their Class C shares of a Fund held at the Financial Institution sponsoring the Program for Class A shares of the same Fund to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class A shares.

Exchanging Class A shares for Class W shares - Shareholders that are part of a Program may exchange their Class A shares of a Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program. Please note that any Class A sales charges that you paid for these shares (including CDSCs) will not be credited back to your account.

Exchanging Class C shares for Class W shares - Shareholders that are part of a Program may exchange their Class C shares of a Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class W shares.

Exchanging Class W shares for Class A shares - Shareholders may exchange Class W shares of the Fund held through a Program for Class A shares of the Fund without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program. Shareholders should note that the Class A shares of a Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the Fund.

An exchange of shares you currently hold in one class of a Fund for shares in another class of the same Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of Fund shares.

A Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Funds at all times also reserve the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Fund are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading. Each Fund relies on various sources to calculate its net asset value. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such sources, technological issues or otherwise.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S.

securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Bonds, debentures, and other debt securities, are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Senior floating rate loans are valued at the average of available bids in the market for such loans, as provided by a Board-approved loan pricing service.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC will be valued based upon the average of quotations received from at least two brokers in such securities or currencies. Option contracts on swaps and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a Board-approved pricing service. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a Board-approved pricing service. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Forward foreign currency contracts are valued at the 4:00 p.m. Eastern time forward rate.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Dividends from net investment income, if any, will be distributed at least annually to the registered shareholders of the Japan Fund. Dividends from net investment income, if any, will be distributed on a quarterly basis to the registered shareholders of the International Dividend Strategy Fund. The excess of net realized long-term capital gains over net short-term capital losses (“capital gain distributions”), if any, will be distributed to the registered shareholders of each Fund at least annually. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. With respect to capital gain distributions, each Fund’s policy is to offset any prior year capital loss carry forward against any realized capital gains, and, accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward. As of September 30, 2018, the Funds were entitled to capital loss carry forwards as follows:

Fund	Unlimited
	ST	LT
International Dividend Strategy+	$34,178,030	$19,831,177
Japan	$—	$—

Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund’s close of business on the dividend date or, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

Taxes. Each Fund is qualified, intends to remain qualified and has elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities. As a RIC, each Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and at least 90% of its net tax exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and its late-year ordinary loss (defined as the excess of a Fund’s post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Dividends paid by each Fund from its ordinary income and distributions of each Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be reported as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders that a fund reports as capital gains dividends will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate is 15% or 20% for individuals, depending on whether their income exceeds certain thresholds. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, a Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Special rules apply to regular dividends paid to individuals. A dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by a Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

For tax years between 2018 and 2025, a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and proposed regulations issued in January 2019 (on which taxpayers may currently rely) permit a RIC to pass through to its shareholders the special character of this income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 15% or 20% for individual shareholders, depending on whether certain income thresholds apply, if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired or a contract to acquire such shares has been entered into (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days or, if earlier, January 31st of the following calendar year, after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund’s assets to be invested in various countries is not known. If more than 50% of a Fund’s total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes (with such amount potentially subject to U.S. withholding tax, for non-U.S. shareholders). Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. It is anticipated that the International Dividend Strategy Fund and the Japan Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid, if any, by such Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities (to the extent attributable to currency fluctuations) or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

If a Fund purchases shares of PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in OTC options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in OTC options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of each Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Certain Funds may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

A Fund may be required to backup withhold U.S. federal income tax at the applicable withholding rate of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities (other than pass-through entities owned by U.S. persons) generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BENE certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.

A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of a Fund.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into an agreement with the IRS that states that it will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

For non-U.S. shareholders of a Fund, distributions by a Fund that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will be subject to 21% withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business. Disposition of Fund shares by non-U.S. shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund’s assets are invested in REITs and other U.S. real property holding corporations and the non-U.S. shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition. These rules, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the U.S. Treasury Regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Fund. Qualification as a RIC under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850 ext. 6074. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a “SEP-IRA”. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, in 2019, unmarried individuals with adjusted gross income of up to $122,000, and married couples who file a joint return and have joint adjusted gross income of up to $193,000, may contribute up to the maximum amount allowed to a Roth IRA. The maximum allowed contribution phases out above such amounts. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Accounts. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, in 2019, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual (k). The Individual (k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual (k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g). In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Currently, two investment funds of the Trust have been authorized pursuant to the Declaration of Trust: the International Dividend Strategy Fund and the Japan Fund. The International Dividend Strategy Fund has been divided into three classes of shares, designated as Class A, Class C and Class W shares. The Japan Fund has been divided into three classes of shares, designated as Class A, Class C and Class W shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Fund’s shares represent the interests of the shareholders of that series in a particular portfolio of Trust assets.

In the future, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class A shares are subject to an initial sales charge and a distribution fee; (iii) Class C shares are subject to a CDSC and a distribution fee; (iv) Class C shares convert automatically to Class A shares on the 19th day (or next business day following the 19th) of the month ten years after the purchase of such Class C shares; (v) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class C shares may be entitled to vote on material changes to the Class A Plan; (vi) Class W shares are not subject to any sales charge or any distribution fee; and (vii) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other AIGFs, not including SASFR where exchanges are only permitted for Class A shares, that offers that class. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust’s property for any shareholder held personally liable for any Trust obligation. Thus, the risk of a shareholder being personally liable as a partner for obligations of the Trust is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

ADDITIONAL INFORMATION

Computation of Offering Price per Share. The following is the offering price calculation for each Class of shares of the Funds, based on the value of each Fund’s net assets as of September 30, 2018. There are no sales charges for Class W shares and therefore the offering price for these shares of each Fund will be computed by dividing its net assets by the number of shares outstanding.

International Dividend Strategy Fund
	Class A	Class C**	Class W
Net Assets	$62,314,756	$6,718,809	$2,203,275
Number of Shares Outstanding	7,273,848	865,788	257,010
Net Asset Value Per Shares (net assets divided by number of shares	$8.57	$7.76	$8.57
Sales Charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.52	$—	$—
Offering Price	$9.09	$7.76	$8.57

Japan Fund
	Class A	Class C**	Class W
Net Assets	$18,949,141	$6,225,319	$312,323
Number of Shares Outstanding	2,357,517	820,768	38,773
Net Asset Value Per Share (net assets divided by number of shares)	$8.04	$7.58	$8.06
Sales Charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.49	$—	$—
Offering Price	$8.53	$7.58	$8.06

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for the Funds and in that capacity maintains certain financial and accounting books and records pursuant to agreements with the Funds.

Transfer Agent. DST Asset Manager Solutions, Inc., P.O. Box 419572, Kansas City, MO 64141-6572, serves as transfer agent for the Funds.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

The Funds’ audited statements are incorporated in this SAI by reference to their 2018 Annual Report to shareholders. You may request a copy of the annual and semi-annual reports at no charge by calling (800) 858-8850 or writing a Fund at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311 or by visiting our website at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html.

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Long-Term Obligation Ratings

Moody’s long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Moody’s short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of S&P Global Ratings, a Division of S&P Global Inc., Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that a rating has not been assigned or is no longer assigned.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

EFSAI-1/19